UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-02258

Eaton Vance Series Trust II

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

October 31

Date of Fiscal Year End

October 31, 2020

Date of Reporting Period

Item 1.	Reports to Stockholders

Eaton Vance

Income Fund of Boston

Annual Report

October 31, 2020

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (eatonvance.com/funddocuments), and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you are a direct investor, you may elect to receive shareholder reports and other communications from the Fund electronically by signing up for e-Delivery at eatonvance.com/edelivery. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary to sign up.

You may elect to receive all future Fund shareholder reports in paper free of charge. If you are a direct investor, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-262-1122. If you own these shares through a financial intermediary, you must contact your financial intermediary or follow instructions included with this disclosure, if applicable, to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Eaton Vance funds held directly or to all funds held through your financial intermediary, as applicable.

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2020

Eaton Vance

Income Fund of Boston

Eaton Vance

Income Fund of Boston

October 31, 2020

Management’s Discussion of Fund Performance1

Economic and Market Conditions

For the 12-month period ended October 31, 2020, the U.S. high yield market took a roller-coaster ride largely driven by the COVID-19 pandemic.

At the end of 2019, perceived progress toward a U.S.-China trade deal lifted markets. This was followed by the fastest sell-off in the history of the high yield asset class in early 2020 as the market responded to a potential global recession brought on by COVID-19.

In the final week of February, the S&P 500® Index lost 11.49% and the average yield spread on the ICE BofA U.S. High Yield Index widened 1.50%. The intense sell-off persisted for the first three weeks of March.

Saudi Arabia’s announcement in early March that it planned to increase oil production, coupled with sharply lower energy demand expectations due to a potential recession, caused the price of oil to sink to $20 per barrel in the quarter, sending shockwaves through the energy sector, the largest sector within the ICE BofA U.S. High Yield Index. The ICE BofA U.S. High Yield Index returned –13.12% in the first quarter of 2020.

At the end of March, in response to quantitative easing by global central banks and the passing of a record $2-trillion U.S. fiscal stimulus package, the high yield market began to revive. The U.S. Federal Reserve and European Central Bank followed up with unprecedented support for global financial markets, increasing investor appetites for risk.

U.S. and global investors responded to historically elevated yield spreads, the readiness of central banks to intervene and, later during the period, indications of modest economic improvement by adding exposure to issuers with elevated debt. Companies relying on the high yield market for capital began issuing high yield debt at a record rate.

The rebound of the high yield market extended into July, then cooled. The dimming outlook for additional near-term U.S. stimulus, renewed pandemic-driven shutdowns, trepidation regarding the then-approaching U.S. election, and elevated U.S. jobless claims pointed to a slower and more protracted global economic recovery than previously hoped.

For the period as a whole, the ICE BofA U.S. High Yield Index returned 2.54%; and the Bloomberg Barclays U.S. Aggregate Bond Index returned 6.19%.

High yield issuance during the period totaled $485.4 billion. The trailing 12-month par-weighted default rate, which began the period at 2.54%, ended at 6.34%.

Fund Performance

For the 12-month period ended October 31, 2020, Eaton Vance Income Fund of Boston (the Fund) returned 1.56% for Class A shares at net asset value (NAV), underperforming its primary benchmark, the ICE BofA U.S. High Yield Index (the Index), which returned 2.54%.

The Fund’s sector allocations detracted from performance relative to the Index during the period. The relative weighting in energy; underweight exposure to food, beverage & tobacco; and overweight exposure to leisure had a negative effect on relative performance. Overweight exposure to the less cyclical health care sector, however, contributed to returns relative to the Index during the period.

Security selections contributed to relative performance during the period. Credit selections within the energy sector — reflecting the Fund’s emphasis on exploration and production companies with higher quality assets, and telecommunications — were especially beneficial. However, selections within the health care sector detracted from returns relative to the Index during the period.

Allocation by credit-rating sector contributed to relative returns. A small allocation to non-rated credits, underexposure to bonds rated below CCC, and a modest allocation to BBB rated credits enhanced relative returns. However, an underweight exposure to BB rated credits — the best performing credit rating within the Index — detracted. Security selections by credit-rating sector weighed on relative returns. This negative effect was the most pronounced within BB rated bonds. Selections among non-rated credits also had a notably negative impact on relative returns. However, within CCC rated bonds, a higher quality bias contributed to relative performance during the period.

The Fund’s shorter duration positioning — especially its overweight exposure to bonds with durations between 0-2 years and an underweight exposure to bonds with durations of more than 10 years — detracted. However, security selections by duration sector was positive overall. Within the 0-2 year sector, credit selection more than offset the negative impact of an overweight position. Strong credit selections within bonds with durations of 2-5 years also overcame the negative impact of the Fund’s underweight exposure to the sector.

Credit selections within the 5-10 year duration sector hindered returns relative to the Index during the period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Income Fund of Boston

October 31, 2020

Performance2,3

Portfolio Managers Kelley G. Baccei, Stephen C. Concannon, CFA and Jeffrey D. Mueller

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years

Class A at NAV	06/15/1972	06/15/1972	1.56%	4.72%	5.38%
Class A with 4.75% Maximum Sales Charge	—	—	–3.30	3.71	4.87
Class C at NAV	06/21/2002	06/15/1972	0.74	3.95	4.58
Class C with 1% Maximum Sales Charge	—	—	–0.22	3.95	4.58
Class I at NAV	07/01/1999	06/15/1972	1.64	4.98	5.62
Class R at NAV	01/05/2004	06/15/1972	1.28	4.48	5.13
Class R6 at NAV	07/01/2014	06/15/1972	1.92	5.11	5.70

ICE BofA U.S. High Yield Index	—	—	2.54%	6.13%	6.07%
ICE BofA U.S. High Yield Constrained Index	—	—	2.44	6.11	6.06

% Total Annual Operating Expense Ratios[4]	Class A	Class C	Class I	Class R	Class R6

Gross	1.04%	1.79%	0.79%	1.29%	0.70%
Net	1.00	1.75	0.75	1.25	0.66

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge

Class C	$10,000	10/31/2010	$15,659	N.A.
Class I	$250,000	10/31/2010	$432,216	N.A.
Class R	$10,000	10/31/2010	$16,495	N.A.
Class R6	$1,000,000	10/31/2010	$1,741,446	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Income Fund of Boston

October 31, 2020

Fund Profile

Credit Quality (% of bonds and loans)5

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Income Fund of Boston

October 31, 2020

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

ICE BofA U.S. High Yield Index is an unmanaged index of below-investment grade U.S. corporate bonds. ICE BofA U.S. High Yield Constrained Index is an unmanaged index of below-investment grade U.S. corporate bonds, with issuer exposure capped at 2%. ICE® BofA® indices are not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report and ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. BofA® is a licensed registered trademark of Bank of America Corporation in the United States and other countries. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class R6 is linked to Class I. Performance presented in the Financial Highlights included in the financial statements is not linked.

[4]

Source: Fund prospectus. Net Expense Ratio reflects a contractual expense reimbursement that continues through 2/28/21. Without the reimbursement, if applicable, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]

Ratings are based on Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), as applicable. For purposes of ratings restrictions, the average of Moody’s, S&P and Fitch is used. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Fitch (Baa or higher by Moody’s) are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” (if any) are not rated by the national ratings agencies stated above.

Fund profile subject to change due to active management.

Additional Information

S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities.

Spread is the difference in yield between non-Treasury and Treasury securities of similar maturity.

Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

Important Notice to Shareholders

On June 12, 2020, the Fund received its pro-rata share of net assets from Boston Income Portfolio (the Portfolio), the Portfolio the Fund previously invested in, and the Portfolio was terminated. As of June 15, 2020, the Fund invests its assets directly.

5

Eaton Vance

Income Fund of Boston

October 31, 2020

Fund Expenses

Example:   As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2020 – October 31, 2020).

Actual Expenses:   The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:   The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/20)	Ending Account Value (10/31/20)	Expenses Paid During Period* (5/1/20 –10/31/20)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,087.40	$5.25	**	1.00%
Class C	$1,000.00	$1,082.90	$9.16	**	1.75%
Class I	$1,000.00	$1,086.70	$3.93	**	0.75%
Class R	$1,000.00	$1,085.80	$6.55	**	1.25%
Class R6	$1,000.00	$1,089.20	$3.47	**	0.66%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.10	$5.08	**	1.00%
Class C	$1,000.00	$1,016.30	$8.87	**	1.75%
Class I	$1,000.00	$1,021.40	$3.81	**	0.75%
Class R	$1,000.00	$1,018.90	$6.34	**	1.25%
Class R6	$1,000.00	$1,021.80	$3.35	**	0.66%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2020. The Example reflects the expenses of both the Fund and the Portfolio for the period when the Fund’s assets were invested in the Portfolio.

**	Absent an allocation of certain expenses to affiliates, expenses would be higher.

6

Eaton Vance

Income Fund of Boston

October 31, 2020

Portfolio of Investments

Corporate Bonds & Notes — 88.9%
Security		Principal Amount* (000’s omitted)	Value

Aerospace — 2.5%

Bombardier, Inc., 6.00%, 10/15/22(1)		12,224	$11,131,480

Bombardier, Inc., 6.125%, 1/15/23(1)		16,066	13,877,007

Bombardier, Inc., 7.875%, 4/15/27(1)		4,305	3,142,650

Howmet Aerospace, Inc., 6.875%, 5/1/25		13,980	15,570,225

Moog, Inc., 4.25%, 12/15/27(1)		10,223	10,504,132

Rolls-Royce PLC, 5.75%, 10/15/27(1)		17,617	17,859,234

Science Applications International Corp., 4.875%, 4/1/28(1)		5,020	5,267,386

Spirit AeroSystems, Inc., 7.50%, 4/15/25(1)		19,026	19,225,963

TransDigm UK Holdings PLC, 6.875%, 5/15/26		5,020	5,010,588

TransDigm, Inc., 5.50%, 11/15/27		15,419	15,062,050

TransDigm, Inc., 6.25%, 3/15/26(1)		16,947	17,688,516

TransDigm, Inc., 6.50%, 7/15/24		10,766	10,772,729

TransDigm, Inc., 6.50%, 5/15/25		7,070	7,083,256

TransDigm, Inc., 7.50%, 3/15/27		7,253	7,500,980

			$159,696,196

Air Transportation — 0.7%

Delta Air Lines, Inc., 7.375%, 1/15/26		6,053	$6,262,631

Delta Air Lines, Inc./SkyMiles IP, Ltd., 4.50%, 10/20/25(1)		6,480	6,581,918

Delta Air Lines, Inc./SkyMiles IP, Ltd., 4.75%, 10/20/28(1)		6,503	6,651,115

Mileage Plus Holdings, LLC/Mileage Plus Intellectual Property Assets, Ltd., 6.50%, 6/20/27(1)		21,441	22,365,643

			$41,861,307

Automotive & Auto Parts — 4.6%

Clarios Global, L.P., 6.75%, 5/15/25(1)		4,047	$4,286,461

Clarios Global, L.P./Clarios US Finance Co., 4.375%, 5/15/26(2)	EUR	23,368	27,387,001

Clarios Global, L.P./Clarios US Finance Co., 6.25%, 5/15/26(1)		8,013	8,383,601

Clarios Global, L.P./Clarios US Finance Co., 8.50%, 5/15/27(1)		24,419	25,512,971

Ford Motor Co., 4.75%, 1/15/43		19,531	18,127,209

Ford Motor Co., 7.45%, 7/16/31		11,225	13,392,828

Ford Motor Co., 8.50%, 4/21/23		19,419	21,464,695

Ford Motor Co., 9.00%, 4/22/25		23,301	27,437,743

Ford Motor Co., 9.625%, 4/22/30		9,753	13,109,056

Ford Motor Credit Co., LLC, 1.503%, (3 mo. USD LIBOR + 1.27%), 3/28/22(3)		1,590	1,535,092

Ford Motor Credit Co., LLC, 1.515%, (3 mo. USD LIBOR + 1.24%), 2/15/23(3)		2,470	2,327,674

Security		Principal Amount* (000’s omitted)	Value

Automotive & Auto Parts (continued)

Ford Motor Credit Co., LLC, 2.979%, 8/3/22		408	$405,874

Ford Motor Credit Co., LLC, 3.087%, 1/9/23		3,749	3,718,539

Ford Motor Credit Co., LLC, 3.20%, 1/15/21		880	881,650

Ford Motor Credit Co., LLC, 3.339%, 3/28/22		3,932	3,927,085

Ford Motor Credit Co., LLC, 3.37%, 11/17/23		13,813	13,709,403

Ford Motor Credit Co., LLC, 3.813%, 10/12/21		3,958	3,985,211

Ford Motor Credit Co., LLC, 3.815%, 11/2/27		19,720	19,091,425

Ford Motor Credit Co., LLC, 4.125%, 8/17/27		34,160	33,690,300

Ford Motor Credit Co., LLC, 4.25%, 9/20/22		3,814	3,874,251

Ford Motor Credit Co., LLC, 4.375%, 8/6/23		2,493	2,539,993

Ford Motor Credit Co., LLC, 5.113%, 5/3/29		5,476	5,695,040

Ford Motor Credit Co., LLC, 5.125%, 6/16/25		9,083	9,478,474

Ford Motor Credit Co., LLC, 5.584%, 3/18/24		1,976	2,079,365

Ford Motor Credit Co., LLC, 5.596%, 1/7/22		8,549	8,775,549

Navistar International Corp., 6.625%, 11/1/25(1)		11,495	11,899,624

Navistar International Corp., 9.50%, 5/1/25(1)		4,680	5,194,800

			$291,910,914

Banking & Thrifts — 0.6%

CIT Bank, N.A., 2.969% to 9/27/24, 9/27/25(4)		5,000	$5,171,875

CIT Group, Inc., 4.125%, 3/9/21		6,872	6,930,584

CIT Group, Inc., 6.125%, 3/9/28		4,300	5,239,808

JPMorgan Chase & Co., Series HH, 4.60% to 2/1/25(4)(5)		12,584	12,423,554

JPMorgan Chase & Co., Series S, 6.75% to 2/1/24(4)(5)		9,210	10,072,783

			$39,838,604

Broadcasting — 2.6%

Diamond Sports Group, LLC/Diamond Sports Finance Co., 5.375%, 8/15/26(1)		19,767	$11,551,341

iHeartCommunications, Inc., 6.375%, 5/1/26		670	698,986

iHeartCommunications, Inc., 8.375%, 5/1/27		10,370	10,131,972

Netflix, Inc., 3.625%, 6/15/30(2)	EUR	5,000	6,367,107

Netflix, Inc., 4.875%, 6/15/30(1)		9,681	11,066,593

Netflix, Inc., 5.375%, 11/15/29(1)		5,536	6,490,960

Netflix, Inc., 5.50%, 2/15/22		8,685	9,124,678

Netflix, Inc., 5.875%, 2/15/25		5,730	6,492,806

Netflix, Inc., 5.875%, 11/15/28		12,610	15,088,874

Nexstar Broadcasting, Inc., 5.625%, 7/15/27(1)		9,776	10,206,779

Scripps Escrow, Inc., 5.875%, 7/15/27(1)		7,671	7,469,636

Sinclair Television Group, Inc., 5.50%, 3/1/30(1)		7,891	7,431,665

Sirius XM Radio, Inc., 4.125%, 7/1/30(1)		19,958	20,541,971

Sirius XM Radio, Inc., 4.625%, 7/15/24(1)		11,738	12,118,898

7	See Notes to Financial Statements.

Eaton Vance

Income Fund of Boston

October 31, 2020

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Broadcasting (continued)

Sirius XM Radio, Inc., 5.00%, 8/1/27(1)	16,487	$17,294,286

TEGNA, Inc., 4.625%, 3/15/28(1)	2,813	2,793,309

TEGNA, Inc., 4.75%, 3/15/26(1)	4,164	4,283,715

TEGNA, Inc., 5.00%, 9/15/29	5,600	5,675,264

		$164,828,840

Building Materials — 2.0%

Builders FirstSource, Inc., 5.00%, 3/1/30(1)	10,586	$11,181,462

Builders FirstSource, Inc., 6.75%, 6/1/27(1)	16,753	17,988,534

Cornerstone Building Brands, Inc., 6.125%, 1/15/29(1)	2,044	2,091,881

Hillman Group, Inc. (The), 6.375%, 7/15/22(1)	18,632	18,464,591

Masonite International Corp., 5.375%, 2/1/28(1)	12,664	13,445,242

Specialty Building Products Holdings, LLC/SBP Finance Corp., 6.375%, 9/30/26(1)	4,213	4,302,526

SRM Escrow Issuer, LLC, 6.00%, 11/1/28(1)(6)	14,858	14,858,000

Standard Industries, Inc., 4.375%, 7/15/30(1)	10,136	10,455,639

Standard Industries, Inc., 4.75%, 1/15/28(1)	5,000	5,231,250

Standard Industries, Inc., 5.00%, 2/15/27(1)	3,894	4,022,989

WESCO Distribution, Inc., 7.125%, 6/15/25(1)	8,903	9,604,779

WESCO Distribution, Inc., 7.25%, 6/15/28(1)	7,946	8,709,571

White Cap Buyer, LLC, 6.875%, 10/15/28(1)	5,415	5,560,528

		$125,916,992

Cable & Satellite TV — 5.2%

CCO Holdings, LLC/CCO Holdings Capital Corp., 4.25%, 2/1/31(1)	15,415	$15,781,106

CCO Holdings, LLC/CCO Holdings Capital Corp., 4.50%, 8/15/30(1)	24,399	25,375,082

CCO Holdings, LLC/CCO Holdings Capital Corp., 4.50%, 5/1/32(1)	5,840	6,037,100

CCO Holdings, LLC/CCO Holdings Capital Corp., 4.75%, 3/1/30(1)	23,215	24,447,716

CCO Holdings, LLC/CCO Holdings Capital Corp., 5.375%, 5/1/25(1)	13,405	13,783,691

CCO Holdings, LLC/CCO Holdings Capital Corp., 5.375%, 6/1/29(1)	4,414	4,783,187

CCO Holdings, LLC/CCO Holdings Capital Corp., 5.75%, 2/15/26(1)	11,655	12,096,841

CSC Holdings, LLC, 3.375%, 2/15/31(1)	8,257	7,951,574

CSC Holdings, LLC, 4.125%, 12/1/30(1)	18,990	19,327,642

CSC Holdings, LLC, 4.625%, 12/1/30(1)	13,928	13,943,530

CSC Holdings, LLC, 5.50%, 5/15/26(1)	14,955	15,553,200

CSC Holdings, LLC, 5.75%, 1/15/30(1)	25,203	26,974,771

CSC Holdings, LLC, 5.875%, 9/15/22	15,715	16,608,791

Security		Principal Amount* (000’s omitted)	Value

Cable & Satellite TV (continued)

CSC Holdings, LLC, 6.50%, 2/1/29(1)		3,831	$4,257,754

CSC Holdings, LLC, 6.75%, 11/15/21		12,915	13,520,391

CSC Holdings, LLC, 7.50%, 4/1/28(1)		4,369	4,789,516

DISH DBS Corp., 5.875%, 7/15/22		9,745	10,047,095

DISH DBS Corp., 5.875%, 11/15/24		1,805	1,818,538

DISH DBS Corp., 6.75%, 6/1/21		2,662	2,715,906

Radiate Holdco, LLC/Radiate Finance, Inc., 6.50%, 9/15/28(1)		11,033	11,391,572

UPC Holding B.V., 5.50%, 1/15/28(1)		3,370	3,485,844

Virgin Media Finance PLC, 5.00%, 7/15/30(1)		8,222	8,191,167

Virgin Media Secured Finance PLC, 5.50%, 8/15/26(1)		10,359	10,796,409

Virgin Media Vendor Financing Notes III DAC, 4.875%, 7/15/28(2)	GBP	11,403	14,754,116

Virgin Media Vendor Financing Notes IV DAC, 5.00%, 7/15/28(1)		2,000	1,997,020

VTR Comunicaciones SpA, 5.125%, 1/15/28(1)		5,219	5,514,395

VTR Finance N.V., 6.375%, 7/15/28(1)		4,332	4,618,995

Ziggo B.V., 4.875%, 1/15/30(1)		6,012	6,244,965

Ziggo B.V., 5.50%, 1/15/27(1)		20,701	21,515,481

Ziggo Bond Co., B.V., 6.00%, 1/15/27(1)		3,310	3,440,331

			$331,763,726

Capital Goods — 0.4%

BWX Technologies, Inc., 4.125%, 6/30/28(1)		8,345	$8,454,528

BWX Technologies, Inc., 5.375%, 7/15/26(1)		10,495	10,916,794

Colfax Corp., 6.00%, 2/15/24(1)		3,378	3,522,274

Colfax Corp., 6.375%, 2/15/26(1)		5,532	5,831,088

			$28,724,684

Chemicals — 1.7%

Compass Minerals International, Inc., 6.75%, 12/1/27(1)		25,050	$27,214,570

GCP Applied Technologies, Inc., 5.50%, 4/15/26(1)		2,925	3,008,538

HB Fuller Co., 4.25%, 10/15/28		4,205	4,270,703

Nufarm Australia, Ltd./Nufarm Americas, Inc., 5.75%, 4/30/26(1)		24,828	25,164,668

OCI N.V., 5.25%, 11/1/24(1)		4,571	4,682,418

SPCM S.A., 4.875%, 9/15/25(1)		12,913	13,301,036

Valvoline, Inc., 4.25%, 2/15/30(1)		11,891	12,146,656

W.R. Grace & Co., 4.875%, 6/15/27(1)		14,364	14,981,796

W.R. Grace & Co., 5.625%, 10/1/24(1)		2,500	2,703,363

			$107,473,748

8	See Notes to Financial Statements.

Eaton Vance

Income Fund of Boston

October 31, 2020

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Consumer Products — 1.0%

Edgewell Personal Care Co., 5.50%, 6/1/28(1)		9,073	$9,548,108

Energizer Holdings, Inc., 4.375%, 3/31/29(1)		6,740	6,814,140

Energizer Holdings, Inc., 7.75%, 1/15/27(1)		4,703	5,111,573

Prestige Brands, Inc., 5.125%, 1/15/28(1)		8,916	9,278,212

Spectrum Brands, Inc., 5.00%, 10/1/29(1)		2,968	3,153,500

Spectrum Brands, Inc., 5.50%, 7/15/30(1)		6,121	6,560,947

Spectrum Brands, Inc., 5.75%, 7/15/25		19,685	20,275,550

			$60,742,030

Containers — 1.6%

ARD Finance S.A., 5.00%, (5.00% cash or 5.75% PIK), 6/30/27(2)(7)	EUR	25,080	$28,336,702

ARD Finance S.A., 6.50%, (6.50% cash or 7.25% PIK), 6/30/27(1)(7)		2,002	2,037,035

Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 4.125%, 8/15/26(1)		5,255	5,366,669

Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 5.25%, 8/15/27(1)		19,072	19,657,701

Crown Americas, LLC/Crown Americas Capital Corp. V, 4.25%, 9/30/26		4,555	4,853,352

Crown Americas, LLC/Crown Americas Capital Corp. VI, 4.75%, 2/1/26		5,205	5,418,717

Intelligent Packaging, Ltd. Finco, Inc./Intelligent Packaging, Ltd. Co-Issuer, LLC, 6.00%, 9/15/28(1)		7,903	8,056,121

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC, 5.125%, 7/15/23(1)		290	293,770

Silgan Holdings, Inc., 2.25%, 6/1/28	EUR	6,781	7,725,335

Silgan Holdings, Inc., 4.125%, 2/1/28		2,000	2,082,400

Trivium Packaging Finance B.V., 5.50%, 8/15/26(1)		5,806	6,092,671

Trivium Packaging Finance B.V., 8.50%, 8/15/27(1)		12,399	13,291,418

			$103,211,891

Diversified Financial Services — 1.9%

AG Issuer, LLC, 6.25%, 3/1/28(1)		8,454	$8,263,785

Cargo Aircraft Management, Inc., 4.75%, 2/1/28(1)		10,395	10,583,409

Freedom Mortgage Corp., 7.625%, 5/1/26(1)		1,208	1,200,450

Icahn Enterprises, L.P./Icahn Enterprises Finance Corp., 5.25%, 5/15/27		12,293	12,759,293

Icahn Enterprises, L.P./Icahn Enterprises Finance Corp., 6.25%, 2/1/22		16,027	16,102,728

Icahn Enterprises, L.P./Icahn Enterprises Finance Corp., 6.25%, 5/15/26		11,803	12,273,232

Icahn Enterprises, L.P./Icahn Enterprises Finance Corp., 6.375%, 12/15/25		5,685	5,841,394

MSCI, Inc., 3.625%, 9/1/30(1)		3,903	4,017,046

Security	Principal Amount* (000’s omitted)	Value

Diversified Financial Services (continued)

MSCI, Inc., 3.875%, 2/15/31(1)	11,022	$11,531,767

Navient Corp., 7.25%, 1/25/22	1,240	1,282,625

PRA Group, Inc., 7.375%, 9/1/25(1)	17,391	18,275,767

Quicken Loans, LLC/Quicken Loans Co-Issuer, Inc., 3.625%, 3/1/29(1)	11,244	11,096,423

United Shore Financial Services, LLC, 5.50%, 11/15/25(1)(6)	6,352	6,437,434

		$119,665,353

Diversified Media — 0.9%

ANGI Group, LLC, 3.875%, 8/15/28(1)	4,095	$4,056,609

Clear Channel Worldwide Holdings, Inc., 5.125%, 8/15/27(1)	12,883	12,512,614

Nielsen Co. Luxembourg S.a.r.l. (The), 5.50%, 10/1/21(1)	1,201	1,205,882

Nielsen Finance, LLC/Nielsen Finance Co., 5.625%, 10/1/28(1)	4,230	4,385,981

Nielsen Finance, LLC/Nielsen Finance Co., 5.875%, 10/1/30(1)	4,230	4,454,719

Outfront Media Capital, LLC/Outfront Media Capital Corp., 6.25%, 6/15/25(1)	8,819	9,017,427

Terrier Media Buyer, Inc., 8.875%, 12/15/27(1)	23,939	24,516,409

		$60,149,641

Energy — 9.7%

AmeriGas Partners, L.P./AmeriGas Finance Corp., 5.50%, 5/20/25	5,305	$5,689,613

AmeriGas Partners, L.P./AmeriGas Finance Corp., 5.625%, 5/20/24	1,553	1,653,945

Antero Midstream Partners, L.P./Antero Midstream Finance Corp., 5.75%, 3/1/27(1)	19,535	17,618,128

Apache Corp., 4.25%, 1/15/30	13,106	11,607,001

Apache Corp., 4.375%, 10/15/28	6,613	6,087,928

Apache Corp., 4.625%, 11/15/25	5,445	5,179,556

Apache Corp., 4.875%, 11/15/27	6,855	6,443,700

Archrock Partners, L.P./Archrock Partners Finance Corp., 6.25%, 4/1/28(1)	5,842	5,652,135

Ascent Resources Utica Holdings, LLC/ARU Finance Corp., 7.00%, 11/1/26(1)	13,539	12,002,323

Berry Petroleum Co., LLC, 7.00%, 2/15/26(1)	4,933	3,377,378

Buckeye Partners, L.P., 4.50%, 3/1/28(1)	6,934	6,600,301

Cenovus Energy, Inc., 3.80%, 9/15/23	3,218	3,270,130

Cenovus Energy, Inc., 5.40%, 6/15/47	5,464	5,388,956

Cenovus Energy, Inc., 6.75%, 11/15/39	12,655	14,046,996

Centennial Resource Production, LLC, 5.375%, 1/15/26(1)	4,745	1,755,650

9	See Notes to Financial Statements.

Eaton Vance

Income Fund of Boston

October 31, 2020

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Energy (continued)

Centennial Resource Production, LLC, 6.875%, 4/1/27(1)	14,801	$5,482,364

Cheniere Corpus Christi Holdings, LLC, 7.00%, 6/30/24	7,659	8,783,182

Cheniere Energy Partners, L.P., 4.50%, 10/1/29	12,403	12,663,587

Cheniere Energy Partners, L.P., 5.25%, 10/1/25	4,600	4,687,400

Cheniere Energy Partners, L.P., 5.625%, 10/1/26	8,670	8,901,489

Cheniere Energy, Inc., 4.625%, 10/15/28(1)	10,687	11,047,686

Continental Resources, Inc., 4.375%, 1/15/28	10,672	9,612,377

Continental Resources, Inc., 4.90%, 6/1/44	407	338,573

Crestwood Midstream Partners, L.P./Crestwood Midstream Finance Corp., 5.625%, 5/1/27(1)	7,748	6,803,712

CrownRock, L.P./CrownRock Finance, Inc., 5.625%, 10/15/25(1)	32,062	31,589,246

CVR Energy, Inc., 5.75%, 2/15/28(1)	9,657	6,615,045

Endeavor Energy Resources, L.P./EER Finance, Inc., 5.50%, 1/30/26(1)	7,380	7,430,737

Endeavor Energy Resources, L.P./EER Finance, Inc., 5.75%, 1/30/28(1)	6,019	6,253,741

Endeavor Energy Resources, L.P./EER Finance, Inc., 6.625%, 7/15/25(1)	6,165	6,405,805

Energy Transfer Operating, L.P., 5.875%, 1/15/24	7,810	8,546,545

Energy Transfer Operating, L.P., Series A, 6.25% to 2/15/23(4)(5)	5,295	3,560,596

EnLink Midstream, LLC, 5.375%, 6/1/29	4,795	4,114,110

EQM Midstream Partners, L.P., 6.00%, 7/1/25(1)	6,182	6,344,278

EQM Midstream Partners, L.P., 6.50%, 7/1/27(1)	6,208	6,519,704

EQT Corp., 5.00%, 1/15/29(6)	3,261	3,261,000

EQT Corp., 7.875%, 2/1/25	3,437	3,828,457

EQT Corp., 8.75%, 2/1/30	5,041	6,269,744

Extraction Oil & Gas, Inc., 5.625%, 2/1/26(1)(8)	12,660	3,119,930

Extraction Oil & Gas, Inc., 7.375%, 5/15/24(1)(8)	5,106	1,257,889

Great Western Petroleum, LLC/Great Western Finance Corp., 9.00%, 9/30/21(1)	17,797	9,966,320

Jagged Peak Energy, LLC, 5.875%, 5/1/26	3,605	3,723,839

Laredo Petroleum, Inc., 9.50%, 1/15/25	3,120	1,459,973

Laredo Petroleum, Inc., 10.125%, 1/15/28	4,701	2,042,585

Matador Resources Co., 5.875%, 9/15/26	15,245	12,291,281

MEG Energy Corp., 7.125%, 2/1/27(1)	7,782	7,021,154

Moss Creek Resources Holdings, Inc., 7.50%, 1/15/26(1)	14,235	7,117,500

Nabors Industries, Ltd., 7.25%, 1/15/26(1)	4,657	1,824,962

Nabors Industries, Ltd., 7.50%, 1/15/28(1)	5,019	1,922,904

Neptune Energy Bondco PLC, 6.625%, 5/15/25(1)	35,848	31,277,380

Newfield Exploration Co., 5.375%, 1/1/26	6,594	6,203,869

Newfield Exploration Co., 5.625%, 7/1/24	2,406	2,329,574

Security	Principal Amount* (000’s omitted)	Value

Energy (continued)

NGPL PipeCo, LLC, 4.375%, 8/15/22(1)	2,440	$2,532,222

Nine Energy Service, Inc., 8.75%, 11/1/23(1)	3,556	1,063,475

Occidental Petroleum Corp., 2.70%, 8/15/22	2,414	2,235,968

Occidental Petroleum Corp., 2.90%, 8/15/24	811	676,374

Occidental Petroleum Corp., 3.125%, 2/15/22	127	120,968

Occidental Petroleum Corp., 3.40%, 4/15/26	4,169	3,268,725

Occidental Petroleum Corp., 3.45%, 7/15/24	2,046	1,662,375

Occidental Petroleum Corp., 3.50%, 8/15/29	5,213	3,769,312

Occidental Petroleum Corp., 4.20%, 3/15/48	8,139	5,398,599

Occidental Petroleum Corp., 4.40%, 8/15/49	6,626	4,451,844

Occidental Petroleum Corp., 4.625%, 6/15/45	4,425	2,997,938

Occidental Petroleum Corp., 6.20%, 3/15/40	4,187	3,409,474

Occidental Petroleum Corp., 6.375%, 9/1/28	5,072	4,447,510

Occidental Petroleum Corp., 6.625%, 9/1/30	13,861	12,167,186

Occidental Petroleum Corp., 8.50%, 7/15/27	17,429	16,677,374

Occidental Petroleum Corp., 8.875%, 7/15/30	14,937	14,647,596

Parsley Energy, LLC/Parsley Finance Corp., 5.25%, 8/15/25(1)	10,260	10,593,450

Parsley Energy, LLC/Parsley Finance Corp., 5.375%, 1/15/25(1)	9,390	9,618,881

Parsley Energy, LLC/Parsley Finance Corp., 5.625%, 10/15/27(1)	6,671	7,106,283

Plains All American Pipeline, L.P., 6.125% to 11/15/22(4)(5)	22,848	14,137,200

Precision Drilling Corp., 5.25%, 11/15/24	2,656	1,728,060

Precision Drilling Corp., 7.125%, 1/15/26(1)	3,570	2,261,809

Precision Drilling Corp., 7.75%, 12/15/23	1,651	1,226,899

Seven Generations Energy, Ltd., 5.375%, 9/30/25(1)	29,582	28,261,312

Seven Generations Energy, Ltd., 6.875%, 6/30/23(1)	2,765	2,775,078

Shelf Drilling Holdings, Ltd., 8.25%, 2/15/25(1)	18,610	6,211,088

Southwestern Energy Co., 7.50%, 4/1/26	955	973,432

Southwestern Energy Co., 7.75%, 10/1/27	955	987,828

Southwestern Energy Co., 8.375%, 9/15/28	9,390	9,830,156

Sunoco, L.P./Sunoco Finance Corp., 4.875%, 1/15/23	7,065	7,143,739

Tallgrass Energy Partners, L.P./Tallgrass Energy Finance Corp., 5.50%, 1/15/28(1)	4,406	4,061,869

Targa Resources Partners, L.P./Targa Resources Partners Finance Corp., 5.875%, 4/15/26	6,450	6,591,094

Targa Resources Partners, L.P./Targa Resources Partners Finance Corp., 6.50%, 7/15/27	4,107	4,312,350

Targa Resources Partners, L.P./Targa Resources Partners Finance Corp., 6.875%, 1/15/29	8,212	8,822,767

Tervita Corp., 7.625%, 12/1/21(1)	18,857	18,149,862

Transocean Guardian, Ltd., 5.875%, 1/15/24(1)	5,698	3,489,964

Transocean Pontus, Ltd., 6.125%, 8/1/25(1)	3,892	3,437,299

10	See Notes to Financial Statements.

Eaton Vance

Income Fund of Boston

October 31, 2020

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Energy (continued)

Transocean Poseidon, Ltd., 6.875%, 2/1/27(1)	2,104	$1,583,260

Transocean, Inc., 11.50%, 1/30/27(1)	2,247	747,071

Western Midstream Operating, L.P., 4.50%, 3/1/28	1,247	1,159,710

Western Midstream Operating, L.P., 4.75%, 8/15/28	1,251	1,172,813

Western Midstream Operating, L.P., 5.05%, 2/1/30	9,985	9,485,750

WPX Energy, Inc., 5.25%, 10/15/27	2,712	2,724,475

		$615,112,717

Entertainment & Film — 0.3%

AMC Entertainment Holdings, Inc., 10.50%, 4/15/25(1)	10,277	$5,562,426

Cinemark USA, Inc., 4.875%, 6/1/23	10,000	8,402,650

Live Nation Entertainment, Inc., 4.75%, 10/15/27(1)	7,668	7,066,561

		$21,031,637

Environmental — 1.5%

Clean Harbors, Inc., 4.875%, 7/15/27(1)	4,075	$4,265,262

Clean Harbors, Inc., 5.125%, 7/15/29(1)	4,445	4,844,450

Covanta Holding Corp., 5.00%, 9/1/30	14,202	14,539,297

Covanta Holding Corp., 5.875%, 7/1/25	7,195	7,465,568

Covanta Holding Corp., 6.00%, 1/1/27	15,280	15,967,600

GFL Environmental, Inc., 3.75%, 8/1/25(1)	7,155	7,168,416

GFL Environmental, Inc., 4.25%, 6/1/25(1)	11,354	11,602,369

GFL Environmental, Inc., 7.00%, 6/1/26(1)	6,000	6,266,250

GFL Environmental, Inc., 8.50%, 5/1/27(1)	20,923	22,845,301

Waste Pro USA, Inc., 5.50%, 2/15/26(1)	1,911	1,935,661

		$96,900,174

Food & Drug Retail — 0.8%

Albertsons Cos., Inc./Safeway, Inc./New Albertsons, L.P./Albertsons, LLC, 4.875%, 2/15/30(1)	7,881	$8,378,291

Albertsons Cos., Inc./Safeway, Inc./New Albertsons, L.P./Albertsons, LLC, 5.75%, 3/15/25	7,607	7,867,692

Albertsons Cos., Inc./Safeway, Inc./New Albertsons, L.P./Albertsons, LLC, 5.875%, 2/15/28(1)	7,375	7,811,526

Albertsons Cos., Inc./Safeway, Inc./New Albertsons, L.P./Albertsons, LLC, 7.50%, 3/15/26(1)	4,000	4,439,500

Fresh Market, Inc. (The), 9.75%, 5/1/23(1)	5,684	5,449,564

Ingles Markets, Inc., 5.75%, 6/15/23	703	710,462

Murphy Oil USA, Inc., 4.75%, 9/15/29	5,305	5,569,269

Murphy Oil USA, Inc., 5.625%, 5/1/27	10,031	10,568,260

		$50,794,564

Security	Principal Amount* (000’s omitted)	Value

Food, Beverage & Tobacco — 2.9%

Central Garden & Pet Co., 4.125%, 10/15/30	2,943	$2,981,627

Central Garden & Pet Co., 5.125%, 2/1/28	7,758	8,231,703

Central Garden & Pet Co., 6.125%, 11/15/23	7,150	7,296,218

Chobani, LLC/Chobani Finance Corp., Inc., 4.625%, 11/15/28(1)	4,234	4,258,557

Herbalife Nutrition, Ltd./HLF Financing, Inc., 7.875%, 9/1/25(1)	9,939	10,550,745

JBS USA LUX S.A./JBS USA Food Co./JBS USA Finance, Inc., 5.50%, 1/15/30(1)	11,973	13,035,604

Kraft Heinz Foods Co., 3.875%, 5/15/27(1)	10,085	10,673,640

Kraft Heinz Foods Co., 4.25%, 3/1/31(1)	12,085	13,119,243

Kraft Heinz Foods Co., 4.375%, 6/1/46	33,091	33,886,849

Kraft Heinz Foods Co., 4.625%, 1/30/29	3,000	3,345,875

Kraft Heinz Foods Co., 5.50%, 6/1/50(1)	10,085	11,489,429

Performance Food Group, Inc., 5.50%, 10/15/27(1)	6,896	7,081,020

Performance Food Group, Inc., 6.875%, 5/1/25(1)	9,425	10,008,172

Post Holdings, Inc., 4.625%, 4/15/30(1)	12,117	12,450,218

Post Holdings, Inc., 5.00%, 8/15/26(1)	5,851	6,077,638

TreeHouse Foods, Inc., 4.00%, 9/1/28	10,083	10,114,509

United Natural Foods, Inc., 6.75%, 10/15/28(1)	3,597	3,646,459

US Foods, Inc., 5.875%, 6/15/24(1)	13,645	13,619,416

		$181,866,922

Gaming — 2.2%

Caesars Entertainment, Inc., 6.25%, 7/1/25(1)	22,288	$22,912,064

Caesars Entertainment, Inc., 8.125%, 7/1/27(1)	27,984	29,243,280

Caesars Resort Collection, LLC/CRC Finco, Inc., 5.25%, 10/15/25(1)	18,909	18,009,593

Gateway Casinos & Entertainment, Ltd., 8.25%, 3/1/24(1)	4,000	3,354,580

Golden Nugget, Inc., 6.75%, 10/15/24(1)	12,712	10,780,030

MGM Resorts International, 4.75%, 10/15/28	15,992	15,662,165

MGM Resorts International, 7.75%, 3/15/22	13,100	13,783,820

Peninsula Pacific Entertainment, LLC/Peninsula Pacific Entertainment Finance, Inc., 8.50%, 11/15/27(1)	7,786	8,113,051

Stars Group Holdings B.V./Stars Group US Co-Borrower, LLC, 7.00%, 7/15/26(1)	11,985	12,692,115

Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp., 5.25%, 5/15/27(1)	5,021	4,651,580

		$139,202,278

Healthcare — 11.5%

Acadia Healthcare Co., Inc., 5.00%, 4/15/29(1)	10,327	$10,665,726

Acadia Healthcare Co., Inc., 5.50%, 7/1/28(1)	8,636	8,997,633

11	See Notes to Financial Statements.

Eaton Vance

Income Fund of Boston

October 31, 2020

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Healthcare (continued)

Acadia Healthcare Co., Inc., 6.50%, 3/1/24		5,000	$5,130,725

AdaptHealth, LLC, 6.125%, 8/1/28(1)		6,030	6,278,738

AMN Healthcare, Inc., 4.00%, 4/15/29(1)		10,075	10,062,406

AMN Healthcare, Inc., 4.625%, 10/1/27(1)		4,205	4,307,497

Avantor Funding, Inc., 4.625%, 7/15/28(1)		14,329	14,865,621

Bausch Health Americas, Inc., 8.50%, 1/31/27(1)		18,651	20,419,768

Bausch Health Americas, Inc., 9.25%, 4/1/26(1)		4,735	5,226,493

Bausch Health Cos., Inc., 5.00%, 1/30/28(1)		8,013	7,929,905

Bausch Health Cos., Inc., 5.25%, 1/30/30(1)		15,985	15,723,166

Bausch Health Cos., Inc., 5.50%, 3/1/23(1)		1,403	1,403,877

Bausch Health Cos., Inc., 5.50%, 11/1/25(1)		7,041	7,240,260

Bausch Health Cos., Inc., 5.75%, 8/15/27(1)		2,927	3,144,696

Bausch Health Cos., Inc., 5.875%, 5/15/23(1)		174	173,701

Bausch Health Cos., Inc., 6.125%, 4/15/25(1)		2,420	2,490,180

Bausch Health Cos., Inc., 6.25%, 2/15/29(1)		12,660	13,065,120

Bausch Health Cos., Inc., 7.00%, 3/15/24(1)		18,304	18,985,824

Bausch Health Cos., Inc., 7.00%, 1/15/28(1)		3,834	4,070,519

Bausch Health Cos., Inc., 7.25%, 5/30/29(1)		4,201	4,530,001

Bausch Health Cos., Inc., 9.00%, 12/15/25(1)		16,210	17,753,192

Catalent Pharma Solutions, Inc., 2.375%, 3/1/28(2)	EUR	8,553	9,549,653

Catalent Pharma Solutions, Inc., 4.875%, 1/15/26(1)		16,390	16,776,148

Catalent Pharma Solutions, Inc., 5.00%, 7/15/27(1)		4,854	5,068,498

Centene Corp., 3.00%, 10/15/30		21,528	22,382,726

Centene Corp., 3.375%, 2/15/30		40,797	42,438,467

Centene Corp., 4.25%, 12/15/27		7,680	8,100,979

Centene Corp., 4.625%, 12/15/29		14,039	15,302,931

Centene Corp., 4.75%, 1/15/25		9,273	9,539,599

Centene Corp., 5.375%, 6/1/26(1)		18,665	19,662,831

Centene Corp., 5.375%, 8/15/26(1)		4,780	5,066,800

Charles River Laboratories International, Inc., 4.25%, 5/1/28(1)		3,726	3,899,967

Charles River Laboratories International, Inc., 5.50%, 4/1/26(1)		3,595	3,763,516

Cheplapharm Arzneimittel GmbH, 5.50%, 1/15/28(1)		6,521	6,612,033

CHS/Community Health Systems, Inc., 6.25%, 3/31/23		1,552	1,540,360

DaVita, Inc., 3.75%, 2/15/31(1)		13,486	12,988,704

Emergent BioSolutions, Inc., 3.875%, 8/15/28(1)		10,120	10,189,575

Encompass Health Corp., 4.50%, 2/1/28		7,761	7,961,311

Encompass Health Corp., 4.625%, 4/1/31		7,698	7,938,563

Encompass Health Corp., 4.75%, 2/1/30		18,501	19,302,278

Grifols S.A., 2.25%, 11/15/27(2)	EUR	14,415	16,594,105

HCA, Inc., 3.50%, 9/1/30		11,671	11,934,450

HCA, Inc., 5.00%, 3/15/24		4,635	5,193,870

HCA, Inc., 5.25%, 6/15/26		8,825	10,289,771

Security	Principal Amount* (000’s omitted)	Value

Healthcare (continued)

HCA, Inc., 5.375%, 9/1/26	11,055	$12,443,784

HCA, Inc., 5.625%, 9/1/28	13,635	15,894,660

HCA, Inc., 5.875%, 2/15/26	13,250	14,989,062

HCA, Inc., 5.875%, 2/1/29	7,681	9,049,716

Hologic, Inc., 3.25%, 2/15/29(1)	4,294	4,323,521

IQVIA, Inc., 5.00%, 5/15/27(1)	9,248	9,705,452

Jaguar Holding Co. II/PPD Development, L.P., 4.625%, 6/15/25(1)	9,872	10,213,769

Jaguar Holding Co. II/PPD Development, L.P., 5.00%, 6/15/28(1)	8,714	9,093,582

Legacy LifePoint Health, LLC, 4.375%, 2/15/27(1)	10,611	10,528,340

Legacy LifePoint Health, LLC, 6.75%, 4/15/25(1)	5,625	5,962,500

Molina Healthcare, Inc., 4.375%, 6/15/28(1)	36,923	37,882,998

MPH Acquisition Holdings, LLC, 5.75%, 11/1/28(1)	42,912	42,107,400

Prime Healthcare Services, Inc., 7.25%, 11/1/25(1)	6,283	6,339,861

Providence Service Corp. (The), 5.875%, 11/15/25(1)(6)	10,162	10,358,889

RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc., 9.75%, 12/1/26(1)	10,708	11,564,640

Team Health Holdings, Inc., 6.375%, 2/1/25(1)	4,194	2,603,216

Teleflex, Inc., 4.25%, 6/1/28(1)	1,959	2,049,604

Teleflex, Inc., 4.625%, 11/15/27	7,455	7,878,742

Teleflex, Inc., 4.875%, 6/1/26	3,585	3,741,163

Tenet Healthcare Corp., 4.625%, 9/1/24(1)	1,949	1,997,140

Tenet Healthcare Corp., 4.625%, 6/15/28(1)	3,274	3,327,203

Tenet Healthcare Corp., 4.875%, 1/1/26(1)	11,694	11,877,252

Tenet Healthcare Corp., 5.125%, 11/1/27(1)	11,694	12,070,547

Tenet Healthcare Corp., 6.125%, 10/1/28(1)	2,697	2,624,518

Varex Imaging Corp., 7.875%, 10/15/27(1)	12,338	12,584,760

Verscend Escrow Corp., 9.75%, 8/15/26(1)	3,316	3,570,918

		$729,345,420

Homebuilders & Real Estate — 5.4%

AT Securities B.V., 5.25% to 7/21/23(2)(4)(5)	6,250	$6,258,669

Brookfield Property REIT, Inc./BPR Cumulus, LLC/BPR Nimbus, LLC/GGSI Sellco, LLC, 5.75%, 5/15/26(1)	11,701	9,733,769

Brookfield Residential Properties, Inc./Brookfield Residential U.S. Corp., 4.875%, 2/15/30(1)	16,123	15,342,002

Brookfield Residential Properties, Inc./Brookfield Residential U.S. Corp., 6.25%, 9/15/27(1)	3,353	3,442,106

ESH Hospitality, Inc., 4.625%, 10/1/27(1)	7,912	7,763,650

ESH Hospitality, Inc., 5.25%, 5/1/25(1)	9,878	9,892,570

Five Point Operating Co., L.P./Five Point Capital Corp., 7.875%, 11/15/25(1)	5,461	5,471,239

Greystar Real Estate Partners, LLC, 5.75%, 12/1/25(1)	23,719	24,134,083

12	See Notes to Financial Statements.

Eaton Vance

Income Fund of Boston

October 31, 2020

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Homebuilders & Real Estate (continued)

HAT Holdings I, LLC/HAT Holdings II, LLC, 3.75%, 9/15/30(1)		8,341	$8,372,279

HAT Holdings I, LLC/HAT Holdings II, LLC, 6.00%, 4/15/25(1)		12,725	13,520,313

Iron Mountain, Inc., 4.50%, 2/15/31(1)		6,248	6,228,131

Iron Mountain, Inc., 5.25%, 7/15/30(1)		10,324	10,607,910

Iron Mountain, Inc., 5.625%, 7/15/32(1)		7,020	7,265,700

M/I Homes, Inc., 4.95%, 2/1/28		12,706	13,190,416

MGM Growth Properties Operating Partnership, L.P./MGP Finance Co-Issuer, Inc., 4.50%, 9/1/26		6,735	6,920,213

MGM Growth Properties Operating Partnership, L.P./MGP Finance Co-Issuer, Inc., 5.625%, 5/1/24		11,505	12,132,885

MGM Growth Properties Operating Partnership, L.P./MGP Finance Co-Issuer, Inc., 5.75%, 2/1/27		4,084	4,413,579

Pike Corp., 5.50%, 9/1/28(1)		14,715	15,085,965

SBA Communications Corp., 4.00%, 10/1/22		7,385	7,463,466

SBA Communications Corp., 4.875%, 9/1/24		3,320	3,396,526

Service Properties Trust, 5.00%, 8/15/22		8,403	8,318,970

Service Properties Trust, 7.50%, 9/15/25		15,222	15,969,169

Shea Homes, L.P./Shea Homes Funding Corp., 4.75%, 2/15/28(1)		10,736	10,863,490

Shea Homes, L.P./Shea Homes Funding Corp., 4.75%, 4/1/29(1)		4,170	4,242,975

Taylor Morrison Communities, Inc., 5.125%, 8/1/30(1)		12,028	13,081,112

Taylor Morrison Communities, Inc., 5.75%, 1/15/28(1)		7,927	8,823,742

Taylor Morrison Communities, Inc., 5.875%, 6/15/27(1)		10,898	12,067,137

TRI Pointe Group, Inc., 5.70%, 6/15/28		2,780	3,092,750

TRI Pointe Group, Inc./TRI Pointe Homes, Inc., 5.875%, 6/15/24		1,569	1,702,365

VICI Properties, L.P./VICI Note Co., Inc., 3.75%, 2/15/27(1)		8,359	8,394,275

VICI Properties, L.P./VICI Note Co., Inc., 4.125%, 8/15/30(1)		8,359	8,473,936

VICI Properties, L.P./VICI Note Co., Inc., 4.25%, 12/1/26(1)		12,627	12,859,652

VICI Properties, L.P./VICI Note Co., Inc., 4.625%, 12/1/29(1)		12,027	12,516,499

Vivion Investments S.a.r.l., 3.00%, 8/8/24(2)	EUR	27,700	28,707,279

Vivion Investments S.a.r.l., 3.50%, 11/1/25(2)	EUR	1,300	1,336,534

Weekley Homes, LLC/Weekley Finance Corp., 4.875%, 9/15/28(1)		3,747	3,804,404

			$344,889,760

Security	Principal Amount* (000’s omitted)	Value

Insurance — 2.4%

Alliant Holdings Intermediate, LLC/Alliant Holdings Co-Issuer, 6.75%, 10/15/27(1)	31,755	$33,396,416

AmWINS Group, Inc., 7.75%, 7/1/26(1)	17,206	18,428,658

GTCR AP Finance, Inc., 8.00%, 5/15/27(1)	27,647	29,513,173

Hub International, Ltd., 7.00%, 5/1/26(1)	35,781	36,711,485

NFP Corp., 6.875%, 8/15/28(1)	14,745	14,321,081

USI, Inc., 6.875%, 5/1/25(1)	18,000	18,371,070

		$150,741,883

Leisure — 1.2%

Carnival Corp., 11.50%, 4/1/23(1)	4,086	$4,520,975

NCL Corp, Ltd., 3.625%, 12/15/24(1)	8,076	5,669,958

NCL Corp, Ltd., 10.25%, 2/1/26(1)	8,375	8,626,250

Powdr Corp., 6.00%, 8/1/25(1)	14,496	14,670,677

Speedway Motorsports, LLC/Speedway Funding II, Inc., 4.875%, 11/1/27(1)	11,462	10,917,555

Viking Cruises, Ltd., 5.875%, 9/15/27(1)	31,152	24,356,970

Viking Cruises, Ltd., 6.25%, 5/15/25(1)	8,680	6,802,038

		$75,564,423

Metals & Mining — 2.8%

Arconic Corp., 6.125%, 2/15/28(1)	18,916	$19,966,027

Cleveland-Cliffs, Inc., 6.75%, 3/15/26(1)	24,527	25,784,009

Cleveland-Cliffs, Inc., 9.875%, 10/17/25(1)	3,633	4,159,785

Constellium SE, 5.625%, 6/15/28(1)	3,000	3,131,625

Constellium SE, 5.875%, 2/15/26(1)	8,394	8,493,679

Eldorado Gold Corp., 9.50%, 6/1/24(1)	8,028	8,715,398

First Quantum Minerals, Ltd., 7.25%, 4/1/23(1)	7,613	7,662,675

First Quantum Minerals, Ltd., 7.50%, 4/1/25(1)	11,684	11,749,722

Freeport-McMoRan, Inc., 4.55%, 11/14/24	5,915	6,369,716

Freeport-McMoRan, Inc., 5.45%, 3/15/43	16,137	18,443,461

Hudbay Minerals, Inc., 6.125%, 4/1/29(1)	13,706	14,048,650

New Gold, Inc., 6.375%, 5/15/25(1)	10,774	11,117,421

New Gold, Inc., 7.50%, 7/15/27(1)	14,348	15,547,851

Novelis Corp., 4.75%, 1/30/30(1)	15,432	15,678,758

Novelis Corp., 5.875%, 9/30/26(1)	7,032	7,264,970

		$178,133,747

Paper — 0.5%

Boise Cascade Co., 4.875%, 7/1/30(1)	6,212	$6,651,810

Enviva Partners, L.P./Enviva Partners Finance Corp., 6.50%, 1/15/26(1)	25,273	26,710,402

		$33,362,212

13	See Notes to Financial Statements.

Eaton Vance

Income Fund of Boston

October 31, 2020

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Railroad — 0.3%

Watco Cos., LLC/Watco Finance Corp., 6.50%, 6/15/27(1)	16,764	$17,424,083

		$17,424,083

Restaurant — 1.4%

1011778 B.C. Unlimited Liability Company/New Red Finance, Inc., 3.875%, 1/15/28(1)	4,829	$4,872,461

1011778 B.C. Unlimited Liability Company/New Red Finance, Inc., 4.00%, 10/15/30(1)	26,200	26,069,000

1011778 B.C. Unlimited Liability Company/New Red Finance, Inc., 4.375%, 1/15/28(1)	7,702	7,811,291

1011778 B.C. Unlimited Liability Company/New Red Finance, Inc., 5.00%, 10/15/25(1)	11,126	11,408,044

1011778 B.C. Unlimited Liability Company/New Red Finance, Inc., 5.75%, 4/15/25(1)	2,861	3,052,945

Dave & Buster’s, Inc., 7.625%, 11/1/25(1)	12,558	12,353,933

IRB Holding Corp., 6.75%, 2/15/26(1)	5,000	5,018,750

IRB Holding Corp., 7.00%, 6/15/25(1)	5,836	6,229,988

Yum! Brands, Inc., 3.625%, 3/15/31	10,596	10,423,815

Yum! Brands, Inc., 7.75%, 4/1/25(1)	2,329	2,561,201

		$89,801,428

Services — 2.9%

Allied Universal Holdco, LLC/Allied Universal Finance Corp., 6.625%, 7/15/26(1)	9,946	$10,418,435

Allied Universal Holdco, LLC/Allied Universal Finance Corp., 9.75%, 7/15/27(1)	16,398	17,517,327

Avis Budget Car Rental, LLC/Avis Budget Finance, Inc., 5.25%, 3/15/25(1)	6,020	5,685,138

Avis Budget Car Rental, LLC/Avis Budget Finance, Inc., 5.75%, 7/15/27(1)	6,080	5,726,600

Avis Budget Car Rental, LLC/Avis Budget Finance, Inc., 5.75%, 7/15/27(1)	4,829	4,590,568

Avis Budget Car Rental, LLC/Avis Budget Finance, Inc., 6.375%, 4/1/24(1)	2,005	1,956,128

Cars.com, Inc., 6.375%, 11/1/28(1)	7,172	7,154,070

frontdoor, inc., 6.75%, 8/15/26(1)	9,290	9,940,300

Garda World Security Corp., 9.50%, 11/1/27(1)	7,404	7,916,283

Gartner, Inc., 3.75%, 10/1/30(1)	6,252	6,401,110

Gartner, Inc., 4.50%, 7/1/28(1)	8,049	8,412,895

GEMS MENASA Cayman, Ltd./GEMS Education Delaware, LLC, 7.125%, 7/31/26(1)	23,462	23,256,707

IAA, Inc., 5.50%, 6/15/27(1)	3,243	3,415,284

IHS Markit, Ltd., 5.00%, 11/1/22(1)	4,300	4,609,144

KAR Auction Services, Inc., 5.125%, 6/1/25(1)	5,969	6,021,229

Korn Ferry, 4.625%, 12/15/27(1)	12,207	12,481,658

Security	Principal Amount* (000’s omitted)	Value

Services (continued)

Sabre GLBL, Inc., 9.25%, 4/15/25(1)	8,938	$9,865,318

ServiceMaster Co., LLC (The), 7.45%, 8/15/27	19,140	21,409,238

TMS International Holding Corp., 7.25%, 8/15/25(1)	3,930	3,762,975

Univar Solutions USA, Inc., 5.125%, 12/1/27(1)	12,929	13,420,430

		$183,960,837

Steel — 1.0%

Allegheny Ludlum, LLC, 6.95%, 12/15/25	6,940	$6,965,296

Allegheny Technologies, Inc., 5.875%, 12/1/27	5,424	5,115,510

Allegheny Technologies, Inc., 7.875%, 8/15/23	8,830	8,936,446

Big River Steel, LLC/BRS Finance Corp., 6.625%, 1/31/29(1)	13,566	13,998,416

Infrabuild Australia Pty, Ltd., 12.00%, 10/1/24(1)	18,189	18,098,055

Joseph T. Ryerson & Son, Inc., 8.50%, 8/1/28(1)	9,306	9,989,293

		$63,103,016

Super Retail — 1.8%

Academy, Ltd., 6.00%, 11/15/27(1)(6)	2,106	$2,110,037

Asbury Automotive Group, Inc., 4.50%, 3/1/28(1)	2,690	2,742,119

Asbury Automotive Group, Inc., 4.75%, 3/1/30(1)	3,517	3,635,699

Burlington Coat Factory Warehouse Corp., 6.25%, 4/15/25(1)	11,651	12,226,268

Group 1 Automotive, Inc., 4.00%, 8/15/28(1)	8,100	8,120,250

Ken Garff Automotive, LLC, 4.875%, 9/15/28(1)	9,199	9,131,847

L Brands, Inc., 6.625%, 10/1/30(1)	8,425	8,862,047

L Brands, Inc., 6.75%, 7/1/36	1,767	1,788,337

L Brands, Inc., 6.875%, 7/1/25(1)	3,969	4,260,682

L Brands, Inc., 6.875%, 11/1/35	10,106	10,276,539

L Brands, Inc., 7.60%, 7/15/37	1,923	1,850,887

L Brands, Inc., 9.375%, 7/1/25(1)	2,779	3,227,114

Lithia Motors, Inc., 4.375%, 1/15/31(1)	3,271	3,383,441

Lithia Motors, Inc., 4.625%, 12/15/27(1)	3,872	4,082,927

Penske Automotive Group, Inc., 3.50%, 9/1/25	10,080	10,180,800

PVH Corp., 7.75%, 11/15/23	13,090	15,206,874

Sonic Automotive, Inc., 6.125%, 3/15/27	3,026	3,128,112

William Carter Co. (The), 5.50%, 5/15/25(1)	2,782	2,926,316

William Carter Co. (The), 5.625%, 3/15/27(1)	5,782	6,078,327

		$113,218,623

Technology — 4.9%

Alliance Data Systems Corp., 4.75%, 12/15/24(1)	8,162	$7,646,774

Black Knight InfoServ, LLC, 3.625%, 9/1/28(1)	6,891	6,985,751

Booz Allen Hamilton, Inc., 3.875%, 9/1/28(1)	17,280	17,571,600

CDK Global, Inc., 5.25%, 5/15/29(1)	8,876	9,529,629

14	See Notes to Financial Statements.

Eaton Vance

Income Fund of Boston

October 31, 2020

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Technology (continued)

Dell International, LLC/EMC Corp., 5.85%, 7/15/25(1)		3,887	$4,569,815

Dell International, LLC/EMC Corp., 5.875%, 6/15/21(1)		6,040	6,062,106

Dell International, LLC/EMC Corp., 6.02%, 6/15/26(1)		20,410	24,179,094

Dell International, LLC/EMC Corp., 6.10%, 7/15/27(1)		7,814	9,292,651

Dell International, LLC/EMC Corp., 6.20%, 7/15/30(1)		3,906	4,785,081

Dell International, LLC/EMC Corp., 7.125%, 6/15/24(1)		22,620	23,463,274

EIG Investors Corp., 10.875%, 2/1/24		19,705	20,520,886

Entegris, Inc., 4.375%, 4/15/28(1)		9,430	9,830,775

Entegris, Inc., 4.625%, 2/10/26(1)		5,107	5,253,826

Expedia Group, Inc., 6.25%, 5/1/25(1)		4,112	4,525,798

Expedia Group, Inc., 7.00%, 5/1/25(1)		2,055	2,202,081

Go Daddy Operating Co., LLC/GD Finance Co., Inc., 5.25%, 12/1/27(1)		11,559	12,129,726

j2 Cloud Services, LLC/j2 Cloud Co-Obligor, Inc., 6.00%, 7/15/25(1)		13,740	14,376,162

LogMeIn, Inc., 5.50%, 9/1/27(1)		19,097	19,383,455

ON Semiconductor Corp., 3.875%, 9/1/28(1)		14,229	14,495,794

Open Text Corp., 3.875%, 2/15/28(1)		7,623	7,756,403

Open Text Holdings, Inc., 4.125%, 2/15/30(1)		6,669	6,931,358

Presidio Holdings, Inc., 4.875%, 2/1/27(1)		1,858	1,910,544

Presidio Holdings, Inc., 8.25%, 2/1/28(1)		11,504	12,230,190

PTC, Inc., 3.625%, 2/15/25(1)		1,993	2,032,860

PTC, Inc., 4.00%, 2/15/28(1)		2,096	2,170,670

Qorvo, Inc., 3.375%, 4/1/31(1)		8,361	8,475,964

Qorvo, Inc., 4.375%, 10/15/29		11,443	12,287,951

Riverbed Technology, Inc., 8.875%, 3/1/23(1)		13,067	8,950,895

Sensata Technologies UK Financing Co. PLC, 6.25%, 2/15/26(1)		16,036	16,627,327

Sensata Technologies, Inc., 3.75%, 2/15/31(1)		6,115	6,061,494

Shift4 Payments, LLC/Shift4 Payments Finance Sub, Inc., 4.625%, 11/1/26(1)		2,384	2,422,740

SS&C Technologies, Inc., 5.50%, 9/30/27(1)		3,828	4,073,298

Switch, Ltd., 3.75%, 9/15/28(1)		5,078	5,093,869

			$313,829,841

Telecommunications — 6.4%

Altice Financing S.A., 2.25%, 1/15/25(2)	EUR	13,160	$14,330,553

Altice Financing S.A., 7.50%, 5/15/26(1)		8,407	8,785,315

Altice Finco S.A., 4.75%, 1/15/28(2)	EUR	9,335	9,840,907

Altice France Holding S.A., 4.00%, 2/15/28(2)	EUR	8,321	8,732,124

Altice France Holding S.A., 6.00%, 2/15/28(1)		5,436	5,223,996

Altice France Holding S.A., 10.50%, 5/15/27(1)		11,966	13,214,951

Altice France S.A., 5.125%, 1/15/29(1)		6,470	6,471,941

Security	Principal Amount* (000’s omitted)	Value

Telecommunications (continued)

Altice France S.A., 5.50%, 1/15/28(1)	6,163	$6,251,593

Altice France S.A., 7.375%, 5/1/26(1)	14,192	14,827,802

Altice France S.A., 8.125%, 2/1/27(1)	23,848	25,962,006

CenturyLink, Inc., 6.75%, 12/1/23	6,738	7,340,209

CenturyLink, Inc., 7.50%, 4/1/24	1,275	1,408,505

Connect Finco S.a.r.l./Connect US Finco, LLC, 6.75%, 10/1/26(1)	19,559	19,730,141

DKT Finance ApS, 9.375%, 6/17/23(1)	7,633	7,795,986

Frontier California, Inc., 6.75%, 5/15/27(8)	2,855	2,797,015

Hughes Satellite Systems Corp., 5.25%, 8/1/26	6,555	7,048,821

Hughes Satellite Systems Corp., 6.625%, 8/1/26	3,275	3,558,893

Intelsat Jackson Holdings S.A., 8.00%, 2/15/24(1)(8)	8,090	8,224,779

LCPR Senior Secured Financing DAC, 6.75%, 10/15/27(1)	5,851	6,224,001

Level 3 Financing, Inc., 4.25%, 7/1/28(1)	20,356	20,478,136

Level 3 Financing, Inc., 5.25%, 3/15/26	8,495	8,780,857

Level 3 Financing, Inc., 5.375%, 1/15/24	8,975	9,072,424

Sprint Capital Corp., 6.875%, 11/15/28	12,053	15,254,578

Sprint Communications, Inc., 6.00%, 11/15/22	2,445	2,620,111

Sprint Communications, Inc., 9.25%, 4/15/22	1,290	1,426,759

Sprint Corp., 7.125%, 6/15/24	7,445	8,572,620

Sprint Corp., 7.25%, 9/15/21	6,650	6,934,820

Sprint Corp., 7.625%, 2/15/25	14,960	17,680,850

Sprint Corp., 7.625%, 3/1/26	6,584	8,022,505

Sprint Corp., 7.875%, 9/15/23	42,779	48,901,744

T-Mobile USA, Inc., 4.50%, 2/1/26	6,770	6,951,944

T-Mobile USA, Inc., 4.75%, 2/1/28	7,115	7,631,882

T-Mobile USA, Inc., 6.50%, 1/15/26	26,120	27,249,690

Telecom Italia Capital S.A., 6.00%, 9/30/34	11,263	13,132,658

Telecom Italia SpA, 5.303%, 5/30/24(1)	9,431	10,218,253

ViaSat, Inc., 5.625%, 4/15/27(1)	8,549	8,971,107

VMED O2 UK Financing I PLC, 4.25%, 1/31/31(1)	4,498	4,509,245

		$404,179,721

Transport Excluding Air & Rail — 0.4%

XPO Logistics, Inc., 6.125%, 9/1/23(1)	4,378	$4,440,934

XPO Logistics, Inc., 6.25%, 5/1/25(1)	9,083	9,670,625

XPO Logistics, Inc., 6.50%, 6/15/22(1)	11,486	11,549,919

		$25,661,478

Utility — 2.9%

AES Corp. (The), 5.125%, 9/1/27	4,539	$4,878,971

AES Corp. (The), 5.50%, 4/15/25	2,379	2,448,193

AES Corp. (The), 6.00%, 5/15/26	20,135	21,135,609

15	See Notes to Financial Statements.

Eaton Vance

Income Fund of Boston

October 31, 2020

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Utility (continued)

Calpine Corp., 4.50%, 2/15/28(1)	8,179	$8,334,401

Calpine Corp., 4.625%, 2/1/29(1)	6,095	6,163,325

Calpine Corp., 5.00%, 2/1/31(1)	8,130	8,312,518

Calpine Corp., 5.125%, 3/15/28(1)	11,510	11,884,305

Calpine Corp., 5.25%, 6/1/26(1)	7,245	7,452,352

Clearway Energy Operating, LLC, 4.75%, 3/15/28(1)	3,915	4,119,324

Drax Finco PLC, 6.625%, 11/1/25(1)	10,877	11,407,254

Ferrellgas, L.P./Ferrellgas Finance Corp., 10.00%, 4/15/25(1)	14,396	15,727,630

NextEra Energy Operating Partners, L.P., 4.25%, 9/15/24(1)	4,750	4,981,562

NextEra Energy Operating Partners, L.P., 4.50%, 9/15/27(1)	6,122	6,703,590

NRG Energy, Inc., 5.25%, 6/15/29(1)	4,920	5,343,440

NRG Energy, Inc., 5.75%, 1/15/28	8,150	8,781,625

NRG Energy, Inc., 7.25%, 5/15/26	12,781	13,528,561

Pattern Energy Operations, L.P./Pattern Energy Operations, Inc., 4.50%, 8/15/28(1)	6,035	6,303,588

TerraForm Power Operating, LLC, 4.25%, 1/31/23(1)	4,625	4,714,609

TerraForm Power Operating, LLC, 4.75%, 1/15/30(1)	5,000	5,376,000

TerraForm Power Operating, LLC, 5.00%, 1/31/28(1)	13,722	15,090,083

Vistra Operations Co., LLC, 4.30%, 7/15/29(1)	1,473	1,594,454

Vistra Operations Co., LLC, 5.00%, 7/31/27(1)	9,285	9,712,111

		$183,993,505

Total Corporate Bonds & Notes (identified cost $5,606,940,172)		$5,647,902,195

Senior Floating-Rate Loans — 4.8%(10)
Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Aerospace — 0.1%

TransDigm, Inc., Term Loan, 2.40%, (1 mo. USD LIBOR + 2.25%), Maturing 5/30/25	$5,221	$4,924,447

		$4,924,447

Building Materials — 0.1%

Hillman Group, Inc. (The), Term Loan, 4.15%, (1 mo. USD LIBOR + 4.00%), Maturing 5/31/25	$4,714	$4,610,137

		$4,610,137

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Capital Goods — 0.1%

Welbilt, Inc., Term Loan, 2.65%, (1 mo. USD LIBOR + 2.50%), Maturing 10/23/25	$6,466	$5,948,569

		$5,948,569

Diversified Media — 0.1%

Nielsen Finance, LLC, Term Loan, 4.75%, (1 mo. USD LIBOR + 3.75%, Floor 1.00%), Maturing 6/4/25	$3,463	$3,462,600

		$3,462,600

Food, Beverage & Tobacco — 0.6%

BellRing Brands, LLC, Term Loan, 6.00%, (1 mo. USD LIBOR + 5.00%, Floor 1.00%), Maturing 10/21/24	$24,689	$24,804,681

HLF Financing S.a.r.l., Term Loan, 2.90%, (1 mo. USD LIBOR + 2.75%), Maturing 8/18/25	11,642	11,472,130

		$36,276,811

Gaming — 0.7%

Golden Nugget, Inc., Term Loan, 13.00%, (3 mo. USD LIBOR + 12.00%, Floor 1.00%), Maturing 10/4/23	$1,663	$1,887,505

Lago Resort & Casino, LLC, Term Loan, 10.50%, (3 mo. USD LIBOR + 9.50%, Floor 1.00%), Maturing 3/7/22	10,727	9,385,838

Playtika Holding Corp., Term Loan, 7.00%, (6 mo. USD LIBOR + 6.00%, Floor 1.00%), Maturing 12/10/24	23,620	23,684,161

Spectacle Gary Holdings, LLC, Term Loan, 11.00%, Maturing 12/23/25(11)	494	468,105

Spectacle Gary Holdings, LLC, Term Loan, 11.00%, (3 mo. USD LIBOR + 9.00%, Floor 2.00%), Maturing 12/23/25	6,813	6,459,845

Stars Group Holdings B.V. (The), Term Loan, 3.72%, (3 mo. USD LIBOR + 3.50%), Maturing 7/10/25	5,617	5,623,112

		$47,508,566

Healthcare — 0.3%

Envision Healthcare Corporation, Term Loan, 3.90%, (1 mo. USD LIBOR + 3.75%), Maturing 10/10/25	$10,019	$7,211,018

MPH Acquisition Holdings, LLC, Term Loan, 3.75%, (3 mo. USD LIBOR + 2.75%, Floor 1.00%), Maturing 6/7/23	4,319	4,270,597

RegionalCare Hospital Partners Holdings, Inc., Term Loan, 3.90%, (1 mo. USD LIBOR + 3.75%), Maturing 11/16/25	9,388	9,132,001

		$20,613,616

16	See Notes to Financial Statements.

Eaton Vance

Income Fund of Boston

October 31, 2020

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Insurance — 1.2%

AssuredPartners Capital, Inc., Term Loan, 5.50%, (1 mo. USD LIBOR + 4.50%, Floor 1.00%), Maturing 2/12/27	$995	$992,761

Asurion, LLC, Term Loan - Second Lien, 6.65%, (1 mo. USD LIBOR + 6.50%), Maturing 8/4/25	62,496	62,665,587

Sedgwick Claims Management Services, Inc., Term Loan, 3.40%, (1 mo. USD LIBOR + 3.25%), Maturing 12/31/25	11,516	11,078,636

		$74,736,984

Metals & Mining — 0.1%

GrafTech Finance, Inc., Term Loan, 4.50%, (1 mo. USD LIBOR + 3.50%, Floor 1.00%), Maturing 2/12/25	$7,545	$7,460,443

		$7,460,443

Restaurant — 0.2%

IRB Holding Corp., Term Loan, 3.75%, (6 mo. USD LIBOR + 2.75%, Floor 1.00%), Maturing 2/5/25	$14,923	$14,238,586

		$14,238,586

Services — 0.2%

Adevinta ASA, Term Loan, Maturing 10/23/27(12)	$3,000	$2,988,750

AlixPartners, LLP, Term Loan, 2.65%, (1 mo. USD LIBOR + 2.50%), Maturing 4/4/24	13,142	12,755,937

		$15,744,687

Super Retail — 0.4%

PetSmart, Inc., Term Loan, 4.50%, (6 mo. USD LIBOR + 3.50%, Floor 1.00%), Maturing 3/11/22	$23,669	$23,506,375

		$23,506,375

Technology — 0.5%

EIG Investors Corp., Term Loan, 4.75%, (3 mo. USD LIBOR + 3.75%, Floor 1.00%), Maturing 2/9/23	$17,842	$17,730,611

Presidio, Inc., Term Loan, 3.72%, (3 mo. USD LIBOR + 3.50%), Maturing 1/22/27	2,993	2,934,520

SS&C Technologies, Inc., Term Loan, 1.90%, (1 mo. USD LIBOR + 1.75%), Maturing 4/16/25	14,164	13,789,354

		$34,454,485

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Telecommunications — 0.2%

Intelsat Jackson Holdings S.A., DIP Loan, 5.05%, (6 mo. USD LIBOR + 5.50%, Floor 1.00%), Maturing 7/13/22(11)	$5,643	$5,751,595

Intelsat Jackson Holdings S.A., Term Loan, 8.63%, Maturing 1/2/24(13)	5,420	5,485,490

		$11,237,085

Total Senior Floating-Rate Loans (identified cost $308,045,226)		$304,723,391

Convertible Bonds — 0.2%
Security	Principal Amount (000’s omitted)	Value

Air Transportation — 0.1%

Air Transport Services Group, Inc., 1.125%, 10/15/24	$7,485	$8,323,571

		$8,323,571

Entertainment & Film — 0.1%

Cinemark Holdings, Inc., 4.50%, 8/15/25(1)	$2,690	$2,335,351

		$2,335,351

Leisure — 0.0%(9)

Royal Caribbean Cruises, Ltd., 4.25%, 6/15/23(1)	$1,533	$1,595,771

		$1,595,771

Total Convertible Bonds (identified cost $10,975,719)		$12,254,693

Common Stocks — 0.3%
Security	Shares	Value

Broadcasting — 0.0%(9)

iHeartMedia, Inc., Class A(14)(15)	177,636	$1,460,168

		$1,460,168

Consumer Products — 0.0%(9)

HF Holdings, Inc.(14)(16)(17)	3,400	$194,208

		$194,208

17	See Notes to Financial Statements.

Eaton Vance

Income Fund of Boston

October 31, 2020

Portfolio of Investments — continued

Security	Shares	Value

Diversified Media — 0.0%(9)

Clear Channel Outdoor Holdings, Inc.(14)(15)	139,418	$124,640

		$124,640

Energy — 0.2%

Ascent CNR Corp., Class A(14)(16)(17)	32,029,863	$6,726,271

EP Energy Corp.(14)	68,684	1,991,836

Nine Point Energy Holdings, Inc.(14)(16)(17)	157,059	0

		$8,718,107

Environmental — 0.1%

GFL Environmental, Inc.	300,300	$5,747,742

		$5,747,742

Gaming — 0.0%

New Cotai Participation Corp., Class B(14)(16)(17)	36	$0

		$0

Total Common Stocks (identified cost $20,670,351)		$16,244,865

Convertible Preferred Stocks — 0.3%
Security	Shares	Value

Energy — 0.0%

Nine Point Energy Holdings, Inc., Series A, 12.00%(7)(14)(16)(17)	2,928	$0

		$0

Environmental — 0.2%

GFL Environmental, Inc., 6.00%	253,066	$12,562,196

		$12,562,196

Healthcare — 0.1%

Becton Dickinson and Co., Series B, 6.00%	136,000	$7,082,880

		$7,082,880

Total Convertible Preferred Stocks (identified cost $23,284,404)		$19,645,076

Exchange-Traded Funds — 2.3%
Security	Shares	Value

iShares iBoxx $ High Yield Corporate Bond ETF	525,000	$44,037,000

SPDR Bloomberg Barclays High Yield Bond ETF	966,000	100,753,800

Total Exchange-Traded Funds (identified cost $143,244,314)		$144,790,800

Preferred Stocks — 0.3%
Security	Shares	Value

Building Materials — 0.3%

WESCO International, Inc., Series A, 10.625% to 6/22/25(4)	679,591	$19,694,547

Total Preferred Stocks (identified cost $18,829,487)		$19,694,547

Miscellaneous — 0.2%
Security	Shares	Value

Cable & Satellite TV — 0.0%

ACC Claims Holdings, LLC(16)	11,599,560	$0

		$0

Gaming — 0.2%

PGP Investors, LLC, Membership Interests(14)(16)(17)	45,488	$15,598,423

		$15,598,423

Total Miscellaneous (identified cost $3,662,854)		$15,598,423

Short-Term Investments — 2.5%
Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 0.12%(18)	156,720,062	$156,720,062

Total Short-Term Investments (identified cost $156,720,062)		$156,720,062

Total Investments — 99.8% (identified cost $6,292,372,589)		$6,337,574,052

Less Unfunded Loan Commitments — (0.1)%		$(3,315,200)

Net Investments — 99.7% (identified cost $6,289,057,389)		$6,334,258,852

Other Assets, Less Liabilities — 0.3%		$17,346,034

Net Assets — 100.0%		$6,351,604,886

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

*	In U.S. dollars unless otherwise indicated.

(1)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to

18	See Notes to Financial Statements.

Eaton Vance

Income Fund of Boston

October 31, 2020

Portfolio of Investments — continued

qualified institutional buyers). At October 31, 2020, the aggregate value of these securities is $3,788,158,124 or 59.6% of the Fund’s net assets.

(2)

Security exempt from registration under Regulation S of the Securities Act of 1933, as amended, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended. At October 31, 2020, the aggregate value of these securities is $172,194,750 or 2.7% of the Fund’s net assets.

(3)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2020.

(4)	Security converts to variable rate after the indicated fixed-rate coupon period.

(5)	Perpetual security with no stated maturity date but may be subject to calls by the issuer.

(6)	When-issued security.

(7)	Represents a payment-in-kind security which may pay interest/dividends in additional principal/shares at the issuer’s discretion.

(8)	Issuer is in default with respect to interest and/or principal payments.

(9)	Amount is less than 0.05%.

(10)

Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”). Base lending rates may be subject to a floor, or minimum rate. Senior Loans are generally subject to contractual restrictions that must be satisfied before they can be bought or sold.

(11)

Unfunded or partially unfunded loan commitments. The stated interest rate reflects the weighted average of the reference rate and spread for the funded portion, if any, and the commitment fees on the portion of the loan that is unfunded. At October 31, 2020, the total value of unfunded loan commitments is $3,343,902. See Note 1G for description.

(12)	This Senior Loan will settle after October 31, 2020, at which time the interest rate will be determined.

(13)	Fixed-rate loan.

(14)	Non-income producing security.

(15)	Security was acquired in connection with a restructuring of a Senior Loan and may be subject to restrictions on resale.

(16)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 12).

(17)	Restricted security (see Note 8).

(18)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2020.

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

USD	41,372,225	EUR	35,143,169	Bank of America, N.A.	1/29/21	$356,164	$—

USD	40,753,593	EUR	34,618,282	Citibank, N.A.	1/29/21	350,135	—

USD	41,370,484	EUR	35,142,944	Goldman Sachs International	1/29/21	354,686	—

USD	41,160,969	EUR	34,967,831	State Street Bank and Trust Company	1/29/21	349,547	—

USD	7,568,006	GBP	5,826,097	Bank of America, N.A.	1/29/21	15,455	—

USD	7,567,791	GBP	5,825,931	Bank of America, N.A.	1/29/21	15,455	—

						$1,441,442	$—

Abbreviations:

DIP	–	Debtor In Possession

LIBOR	–	London Interbank Offered Rate

PIK	–	Payment In Kind

Currency Abbreviations:

EUR	–	Euro

GBP	–	British Pound Sterling

USD	–	United States Dollar

19	See Notes to Financial Statements.

Eaton Vance

Income Fund of Boston

October 31, 2020

Statement of Assets and Liabilities

Assets	October 31, 2020

Unaffiliated investments, at value (identified cost, $6,132,337,327)	$6,177,538,790

Affiliated investment, at value (identified cost, $156,720,062)	156,720,062

Cash	2,764,485

Deposits for derivatives collateral – forward foreign currency exchange contracts	910,000

Foreign currency, at value (identified cost, $767)	767

Interest receivable	87,079,055

Dividends receivable from affiliated investment	21,120

Receivable for investments sold	2,387,277

Receivable for Fund shares sold	12,597,843

Receivable for open forward foreign currency exchange contracts	1,441,442

Tax reclaims receivable	19,991

Receivable from affiliates	64,842

Total assets	$6,441,545,674

Liabilities

Cash collateral due to brokers	$910,000

Payable for investments purchased	27,463,888

Payable for when-issued securities	36,875,148

Payable for Fund shares redeemed	18,268,054

Distributions payable	1,209,028

Payable to affiliates:

Investment adviser fee	3,142,401

Distribution and service fees	258,018

Trustees’ fees	9,042

Accrued expenses	1,805,209

Total liabilities	$89,940,788

Net Assets	$6,351,604,886

Sources of Net Assets

Paid-in capital	$6,814,799,453

Accumulated loss	(463,194,567)

Total	$6,351,604,886

Class A Shares

Net Assets	$843,096,606

Shares Outstanding	157,790,082

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$5.34

Maximum Offering Price Per Share

(100 ÷ 95.25 of net asset value per share)	$5.61

Class C Shares

Net Assets	$85,245,726

Shares Outstanding	15,920,745

Net Asset Value and Offering Price Per Share*

(net assets ÷ shares of beneficial interest outstanding)	$5.35

20	See Notes to Financial Statements.

Eaton Vance

Income Fund of Boston

October 31, 2020

Statement of Assets and Liabilities — continued

Class I Shares	October 31, 2020

Net Assets	$4,242,893,417

Shares Outstanding	793,875,648

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$5.34

Class R Shares

Net Assets	$27,104,661

Shares Outstanding	5,067,744

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$5.35

Class R6 Shares

Net Assets	$1,153,264,476

Shares Outstanding	215,713,449

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$5.35

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

21	See Notes to Financial Statements.

Eaton Vance

Income Fund of Boston

October 31, 2020

Statement of Operations

Investment Income	Year Ended October 31, 2020

Interest and other income	$121,646,430

Interest and other income allocated from Portfolio (net of foreign taxes, $4,526)	170,368,131

Dividends (net of foreign taxes, $901)	2,956,822

Dividends allocated from Portfolio, including $1,763,042 from affiliated investment (net of foreign taxes, $450)	3,124,563

Dividends from affiliated investment	168,566

Expenses allocated from Portfolio	(18,530,717)

Total investment income	$279,733,795

Expenses

Investment adviser fee	$13,290,707

Distribution and service fees

Class A	1,847,640

Class C	970,832

Class R	149,678

Trustees’ fees and expenses	63,500

Custodian fee	303,478

Transfer and dividend disbursing agent fees	5,622,790

Legal and accounting services	176,680

Printing and postage	2,064,108

Registration fees	226,137

Miscellaneous	222,904

Total expenses	$24,938,454

Deduct —

Allocation of expenses to affiliates	$890,122

Total expense reductions	$890,122

Net expenses	$24,048,332

Net investment income	$255,685,463

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$(7,164,544)

Investment transactions allocated from Portfolio, including $45,582 from affiliated investment	(60,388,766)

Investment transactions — affiliated investment	(4,803)

Foreign currency transactions	239,962

Foreign currency transactions allocated from Portfolio	64,995

Forward foreign currency exchange contracts	(12,137,069)

Forward foreign currency exchange contracts allocated from Portfolio	5,021,978

Net realized loss	$(74,368,247)

Change in unrealized appreciation (depreciation) —

Investments	$104,397,396

Investments allocated from Portfolio, including $(19,416) from affiliated investment	(149,656,712)

Foreign currency	(192,957)

Foreign currency allocated from Portfolio	217,302

Forward foreign currency exchange contracts	6,744,833

Forward foreign currency exchange contracts allocated from Portfolio	(4,877,913)

Net change in unrealized appreciation (depreciation)	$(43,368,051)

Net realized and unrealized loss	$(117,736,298)

Net increase in net assets from operations	$137,949,165

22	See Notes to Financial Statements.

Eaton Vance

Income Fund of Boston

October 31, 2020

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2020	2019

From operations —

Net investment income	$255,685,463	$242,816,783

Net realized loss	(74,368,247)	(46,978,054)

Net change in unrealized appreciation (depreciation)	(43,368,051)	149,018,440

Net increase in net assets from operations	$137,949,165	$344,857,169

Distributions to shareholders —

Class A	$(35,921,711)	$(40,677,864)

Class B	—	(74,183)

Class C	(4,081,625)	(6,080,076)

Class I	(203,904,380)	(186,265,095)

Class R	(1,388,008)	(1,801,771)

Class R6	(17,666,105)	(12,225,064)

Total distributions to shareholders	$(262,961,829)	$(247,124,053)

Tax return of capital to shareholders —

Class A	$(7,952,433)	$(4,379,263)

Class B	—	(6,911)

Class C	(881,906)	(607,391)

Class I	(46,447,912)	(20,221,193)

Class R	(299,409)	(190,546)

Class R6	(4,214,638)	(1,337,386)

Total tax return of capital to shareholders	$(59,796,298)	$(26,742,690)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Class A	$294,230,449	$136,230,948

Class B	—	8,551

Class C	12,812,158	18,597,770

Class I	2,541,440,716	1,220,854,871

Class R	5,627,135	8,475,235

Class R6	1,027,476,800	74,782,209

Net asset value of shares issued to shareholders in payment of distributions declared

Class A	40,867,967	41,849,419

Class B	—	67,557

Class C	4,711,285	6,225,320

Class I	240,420,535	193,330,974

Class R	1,627,126	1,857,472

Class R6	21,832,651	13,511,016

Cost of shares redeemed

Class A	(233,179,025)	(289,064,202)

Class B	—	(586,556)

Class C	(29,376,445)	(47,950,558)

Class I	(2,097,941,525)	(1,204,910,112)

Class R	(13,776,517)	(15,715,486)

Class R6	(125,136,164)	(48,398,614)

Net asset value of shares converted(1)

Class A	10,482,076	52,905,409

Class B	—	(2,397,512)

Class C	(10,482,076)	(50,507,897)

Net increase in net assets from Fund share transactions	$1,691,637,146	$109,165,814

Net increase in net assets	$1,506,828,184	$180,156,240

Net Assets

At beginning of year	$4,844,776,702	$4,664,620,462

At end of year	$6,351,604,886	$4,844,776,702

(1)	Includes the conversion of Class B to Class A shares at the close of business on October 15, 2019 upon the termination of Class B.

23	See Notes to Financial Statements.

Eaton Vance

Income Fund of Boston

October 31, 2020

Financial Highlights

	Class A

	Year Ended October 31,
	2020		2019	2018	2017	2016

Net asset value — Beginning of year	$5.580		$5.490	$5.800	$5.700	$5.660

Income (Loss) From Operations

Net investment income(1)	$0.251		$0.281	$0.290	$0.298	$0.302

Net realized and unrealized gain (loss)	(0.173)		0.127	(0.282)	0.122	0.076

Total income from operations	$0.078		$0.408	$0.008	$0.420	$0.378

Less Distributions

From net investment income	$(0.260)		$(0.287)	$(0.296)	$(0.304)	$(0.312)

Tax return of capital	(0.058)		(0.031)	(0.022)	(0.016)	(0.026)

Total distributions	$(0.318)		$(0.318)	$(0.318)	$(0.320)	$(0.338)

Net asset value — End of year	$5.340		$5.580	$5.490	$5.800	$5.700

Total Return(2)	1.56	%(3)	7.63%	0.13%	7.52%	7.02%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$843,097		$767,671	$813,970	$1,020,935	$1,686,369

Ratios (as a percentage of average daily net assets):(4)

Expenses	1.01	%(3)	1.04%	0.99%	1.00%	0.99%

Net investment income	4.68%		5.08%	5.13%	5.16%	5.43%

Portfolio Turnover of the Portfolio(5)	32%		38%	39%	41%	34%

Portfolio Turnover of the Fund	18	%(6)	—	—	—	—

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The investment adviser and administrator reimbursed certain operating expenses (equal to 0.02% of average daily net assets for the year ended October 31, 2020). Absent this reimbursement, total return would be lower.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(5)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(6)	For the period from June 15, 2020 through October 31, 2020 when the Fund was making investments directly in securities.

24	See Notes to Financial Statements.

Eaton Vance

Income Fund of Boston

October 31, 2020

Financial Highlights — continued

	Class C

	Year Ended October 31,
	2020		2019	2018	2017	2016

Net asset value — Beginning of year	$5.590		$5.500	$5.810	$5.710	$5.660

Income (Loss) From Operations

Net investment income(1)	$0.212		$0.241	$0.248	$0.253	$0.260

Net realized and unrealized gain (loss)	(0.177)		0.124	(0.283)	0.124	0.086

Total income (loss) from operations	$0.035		$0.365	$(0.035)	$0.377	$0.346

Less Distributions

From net investment income	$(0.225)		$(0.248)	$(0.256)	$(0.263)	$(0.274)

Tax return of capital	(0.050)		(0.027)	(0.019)	(0.014)	(0.022)

Total distributions	$(0.275)		$(0.275)	$(0.275)	$(0.277)	$(0.296)

Net asset value — End of year	$5.350		$5.590	$5.500	$5.810	$5.710

Total Return(2)	0.74	%(3)	6.79%	(0.62)%	6.72%	6.39%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$85,246		$112,343	$184,383	$231,504	$252,990

Ratios (as a percentage of average daily net assets):(4)

Expenses	1.76	%(3)	1.79%	1.74%	1.75%	1.74%

Net investment income	3.95%		4.36%	4.38%	4.38%	4.69%

Portfolio Turnover of the Portfolio(5)	32%		38%	39%	41%	34%

Portfolio Turnover of the Fund	18	%(6)	—	—	—	—

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The investment adviser and administrator reimbursed certain operating expenses (equal to 0.02% of average daily net assets for the year ended October 31, 2020). Absent this reimbursement, total return would be lower.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(5)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(6)	For the period from June 15, 2020 through October 31, 2020 when the Fund was making investments directly in securities.

25	See Notes to Financial Statements.

Eaton Vance

Income Fund of Boston

October 31, 2020

Financial Highlights — continued

	Class I

	Year Ended October 31,
	2020		2019	2018	2017	2016

Net asset value — Beginning of year	$5.590		$5.500	$5.810	$5.700	$5.660

Income (Loss) From Operations

Net investment income(1)	$0.263		$0.294	$0.304	$0.311	$0.315

Net realized and unrealized gain (loss)	(0.181)		0.128	(0.282)	0.133	0.077

Total income from operations	$0.082		$0.422	$0.022	$0.444	$0.392

Less Distributions

From net investment income	$(0.272)		$(0.300)	$(0.309)	$(0.317)	$(0.325)

Tax return of capital	(0.060)		(0.032)	(0.023)	(0.017)	(0.027)

Total distributions	$(0.332)		$(0.332)	$(0.332)	$(0.334)	$(0.352)

Net asset value — End of year	$5.340		$5.590	$5.500	$5.810	$5.700

Total Return(2)	1.64	%(3)	7.90%	0.38%	7.96%	7.28%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$4,242,893		$3,678,145	$3,415,432	$4,217,385	$4,376,959

Ratios (as a percentage of average daily net assets):(4)

Expenses	0.76	%(3)	0.79%	0.74%	0.75%	0.74%

Net investment income	4.91%		5.32%	5.38%	5.39%	5.67%

Portfolio Turnover of the Portfolio(5)	32%		38%	39%	41%	34%

Portfolio Turnover of the Fund	18	%(6)	—	—	—	—

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

The investment adviser and administrator reimbursed certain operating expenses (equal to 0.02% of average daily net assets for the year ended October 31, 2020). Absent this reimbursement, total return would be lower.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(5)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(6)	For the period from June 15, 2020 through October 31, 2020 when the Fund was making investments directly in securities.

26	See Notes to Financial Statements.

Eaton Vance

Income Fund of Boston

October 31, 2020

Financial Highlights — continued

	Class R

	Year Ended October 31,
	2020		2019	2018	2017	2016

Net asset value — Beginning of year	$5.590		$5.500	$5.810	$5.700	$5.660

Income (Loss) From Operations

Net investment income(1)	$0.239		$0.267	$0.276	$0.282	$0.288

Net realized and unrealized gain (loss)	(0.176)		0.126	(0.283)	0.133	0.076

Total income (loss) from operations	$0.063		$0.393	$(0.007)	$0.415	$0.364

Less Distributions

From net investment income	$(0.248)		$(0.274)	$(0.282)	$(0.290)	$(0.299)

Tax return of capital	(0.055)		(0.029)	(0.021)	(0.015)	(0.025)

Total distributions	$(0.303)		$(0.303)	$(0.303)	$(0.305)	$(0.324)

Net asset value — End of year	$5.350		$5.590	$5.500	$5.810	$5.700

Total Return(2)	1.28	%(3)	7.34%	0.04%	7.25%	6.75%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$27,105		$35,182	$40,116	$46,259	$43,902

Ratios (as a percentage of average daily net assets):(4)

Expenses	1.26	%(3)	1.29%	1.24%	1.25%	1.24%

Net investment income	4.44%		4.83%	4.88%	4.89%	5.20%

Portfolio Turnover of the Portfolio(5)	32%		38%	39%	41%	34%

Portfolio Turnover of the Fund	18	%(6)	—	—	—	—

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

The investment adviser and administrator reimbursed certain operating expenses (equal to 0.02% of average daily net assets for the year ended October 31, 2020). Absent this reimbursement, total return would be lower.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(5)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(6)	For the period from June 15, 2020 through October 31, 2020 when the Fund was making investments directly in securities.

27	See Notes to Financial Statements.

Eaton Vance

Income Fund of Boston

October 31, 2020

Financial Highlights — continued

	Class R6

	Year Ended October 31,
	2020		2019	2018	2017	2016

Net asset value — Beginning of year	$5.590		$5.500	$5.810	$5.700	$5.660

Income (Loss) From Operations

Net investment income(1)	$0.264		$0.300	$0.309	$0.314	$0.319

Net realized and unrealized gain (loss)	(0.167)		0.127	(0.282)	0.135	0.078

Total income from operations	$0.097		$0.427	$0.027	$0.449	$0.397

Less Distributions

From net investment income	$(0.276)		$(0.304)	$(0.314)	$(0.322)	$(0.330)

Tax return of capital	(0.061)		(0.033)	(0.023)	(0.017)	(0.027)

Total distributions	$(0.337)		$(0.337)	$(0.337)	$(0.339)	$(0.357)

Net asset value — End of year	$5.350		$5.590	$5.500	$5.810	$5.700

Total Return(2)	1.92	%(3)	8.00%	0.47%	8.06%	7.38%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$1,153,264		$251,435	$207,830	$179,380	$60,797

Ratios (as a percentage of average daily net assets):(4)

Expenses	0.66	%(3)	0.68%	0.66%	0.66%	0.66%

Net investment income	4.92%		5.42%	5.47%	5.43%	5.71%

Portfolio Turnover of the Portfolio(5)	32%		38%	39%	41%	34%

Portfolio Turnover of the Fund	18	%(6)	—	—	—	—

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

The investment adviser and administrator reimbursed certain operating expenses (equal to 0.02% of average daily net assets for the year ended October 31, 2020). Absent this reimbursement, total return would be lower.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(5)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(6)	For the period from June 15, 2020 through October 31, 2020 when the Fund was making investments directly in securities.

28	See Notes to Financial Statements.

Eaton Vance

Income Fund of Boston

October 31, 2020

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Income Fund of Boston (the Fund) is a diversified series of Eaton Vance Series Trust II (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to provide a high level of current income. The Fund’s secondary objectives are to seek growth of income and capital. Prior to the close of business on June 12, 2020, the Fund invested all of its investable assets in interests in Boston Income Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objectives and policies as the Fund. As of the close of business on June 12, 2020, the Fund received its pro-rata share of net assets from the Portfolio as part of the termination of the Portfolio. As of June 15, 2020, the next business day, the Fund invests its assets directly. The Fund offers five classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective January 25, 2019, Class C shares generally automatically convert to Class A shares ten years after their purchase and, effective November 5, 2020, automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Class I, Class R and Class R6 shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Sub-accounting, recordkeeping and similar administrative fees payable to financial intermediaries, which are a component of transfer and dividend disbursing agent fees on the Statement of Operations, are not allocated to Class R6 shares. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Fund based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Fund. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Fund. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.

Derivatives. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average ask prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service.

29

Eaton Vance

Income Fund of Boston

October 31, 2020

Notes to Financial Statements — continued

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Withholding taxes on foreign interest and dividends have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution. Prior to the close of business on June 12, 2020, the net investment income or loss consisted of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2020, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Unfunded Loan Commitments — The Fund may enter into certain loan agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments are disclosed in the accompanying Portfolio of Investments. At October 31, 2020, the Fund had sufficient cash and/or securities to cover these commitments.

H  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

30

Eaton Vance

Income Fund of Boston

October 31, 2020

Notes to Financial Statements — continued

J  Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

K  When-Issued Securities and Delayed Delivery Transactions — The Fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Fund maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

2  Distributions to Shareholders and Income Tax Information

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2020 and October 31, 2019 was as follows:

	Year Ended October 31,
	2020	2019

Ordinary income	$262,961,829	$247,124,053

Tax return of capital	$59,796,298	$26,742,690

During the year ended October 31, 2020, accumulated loss was increased by $227,701,650 and paid-in capital was increased by $227,701,650 due to differences between book and tax accounting for the Fund’s investment in the Portfolio. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2020, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Deferred capital losses	$(288,758,075)

Net unrealized depreciation	$(173,227,464)

Distributions payable	$(1,209,028)

At October 31, 2020, the Fund, for federal income tax purposes, had deferred capital losses of $288,758,075 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2020, $54,814,869 are short-term and $233,943,206 are long-term.

The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Fund at October 31, 2020, as determined on a federal income tax basis, were as follows:

Aggregate cost	$6,507,487,894

Gross unrealized appreciation	$9,491,636

Gross unrealized depreciation	(182,720,678)

Net unrealized depreciation	$(173,229,042)

31

Eaton Vance

Income Fund of Boston

October 31, 2020

Notes to Financial Statements — continued

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM and an indirect subsidiary of Eaton Vance Corp., as compensation for investment advisory services rendered to the Fund. Pursuant to the investment advisory agreement dated June 12, 2020 between the Fund and BMR, the fee is computed at an annual rate of 0.625% of the Fund’s average daily net assets up to $1.5 billion, 0.60% from $1.5 billion but less than $2 billion, 0.575% from $2 billion but less than $5 billion, 0.555% from $5 billion but less than $10 billion, and 0.535% of average daily net assets of $10 billion and over, and is payable monthly. Prior to the close of business on June 12, 2020, when the Fund’s assets were invested in the Portfolio, the Fund was allocated its share of the Portfolio’s investment adviser fee. The Portfolio paid advisory fees to BMR on the same fee schedule as that of the Fund as described above. For the year ended October 31, 2020, the Fund’s allocated portion of the investment adviser fee paid by the Portfolio amounted to $17,764,355 and the investment adviser fee paid by the Fund amounted to $13,290,707. For the year ended October 31, 2020, the Fund’s investment adviser fee, including the investment adviser fee allocated from the Portfolio, was 0.59% of the Fund’s average daily net assets. Pursuant to a sub-advisory agreement dated June 12, 2020, BMR pays Eaton Vance Advisers International Ltd., an indirect, wholly-owned subsidiary of Eaton Vance Corp., a portion of its investment adviser fee for sub-advisory services provided to the Fund. The Fund invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

EVM serves as the administrator of the Fund, but receives no compensation. Effective March 1, 2020, BMR and EVM have agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding such expenses as borrowing costs, taxes or litigation expenses) exceed 1.00%, 1.75%, 0.75%, 1.25% and 0.66% of the Fund’s average daily net assets for Class A, Class C, Class I, Class R and Class R6, respectively. This agreement may be changed or terminated after February 28, 2021. Pursuant to this agreement, BMR and EVM were allocated $890,122 in total of the Fund’s operating expenses for the year ended October 31, 2020.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2020, EVM earned $49,493 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $82,662 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2020. EVD also received distribution and service fees from Class A, Class C and Class R shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2020, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2020 amounted to $1,847,640 for Class A shares.

The Fund also has in effect distribution plans for Class C shares (Class C Plan) and Class R shares (Class R Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2020, the Fund paid or accrued to EVD $728,124 for Class C shares. The Class R Plan requires the Fund to pay EVD an amount up to 0.50% per annum of its average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% per annum of the average daily net assets attributable to Class R shares. For the year ended October 31, 2020, the Fund paid or accrued to EVD $74,839 for Class R shares.

Pursuant to the Class C and Class R Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2020 amounted to $242,708 and $74,839 for Class C and Class R shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2020, the Fund was informed that EVD received approximately $5,000 and $5,000 of CDSCs paid by Class A and Class C shareholders, respectively.

32

Eaton Vance

Income Fund of Boston

October 31, 2020

Notes to Financial Statements — continued

6  Purchases and Sales of Investments

Purchases and sales of investments by the Portfolio, other than short-term obligations and investments transferred to the Fund and including maturities, paydowns and principal repayments on Senior Loans, for the period from November 1, 2019 through June 12, 2020 aggregated $2,382,255,346 and $1,508,717,368, respectively. Purchases and sales of investments by the Fund, other than short-term obligations and investments transferred from the Portfolio and including maturities, paydowns and principal repayments on Senior Loans, for the period from June 15, 2020 through October 31, 2020 aggregated $1,953,957,177 and $1,013,442,411, respectively.

Increases and decreases in the Fund’s investment in the Portfolio for the period from November 1, 2019 through June 12, 2020 were $1,052,085,679 and $5,850,288,229, respectively. Included in decreases is $5,500,729,315 representing the Fund’s interest in the Portfolio as of the close of business on June 12, 2020, which was exchanged for the Fund’s pro-rata share of net assets of the Portfolio on that date having the same fair value. The Fund’s cost of its investment in the Portfolio on such date of $5,565,034,104 was carried forward to the net assets acquired from the Portfolio and no gain or loss was recognized on the exchange.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2020	2019

Sales	54,858,036	24,616,529

Issued to shareholders electing to receive payments of distributions in Fund shares	7,637,957	7,571,821

Redemptions	(44,131,621)	(52,534,367)

Converted from Class B shares	—	433,032

Converted from Class C shares	1,952,060	9,227,405

Net increase (decrease)	20,316,432	(10,685,580)

	Year Ended October 31,
Class B	2020	2019(1)

Sales	—	1,536

Issued to shareholders electing to receive payments of distributions in Fund shares	—	12,277

Redemptions	—	(106,141)

Converted to Class A shares	—	(433,068)

Net decrease	—	(525,396)

	Year Ended October 31,
Class C	2020	2019

Sales	2,387,526	3,362,752

Issued to shareholders electing to receive payments of distributions in Fund shares	878,599	1,127,520

Redemptions	(5,481,377)	(8,708,435)

Converted to Class A shares	(1,948,250)	(9,208,216)

Net decrease	(4,163,502)	(13,426,379)

33

Eaton Vance

Income Fund of Boston

October 31, 2020

Notes to Financial Statements — continued

	Year Ended October 31,
Class I	2020	2019

Sales	484,657,259	221,119,639

Issued to shareholders electing to receive payments of distributions in Fund shares	44,972,575	34,950,216

Redemptions	(394,058,138)	(219,052,117)

Net increase	135,571,696	37,017,738

	Year Ended October 31,
Class R	2020	2019

Sales	1,044,009	1,531,151

Issued to shareholders electing to receive payments of distributions in Fund shares	303,841	336,045

Redemptions	(2,576,243)	(2,869,620)

Net decrease	(1,228,393)	(1,002,424)

	Year Ended October 31,
Class R6	2020	2019

Sales	190,215,833	13,522,799

Issued to shareholders electing to receive payments of distributions in Fund shares	4,079,501	2,441,617

Redemptions	(23,575,712)	(8,777,217)

Net increase	170,719,622	7,187,199

(1)	At the close of business on October 15, 2019, Class B shares were converted into Class A and Class B was terminated.

8  Restricted Securities

At October 31, 2020, the Fund owned the following securities (representing 0.4% of net assets) which were restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Fund has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

Description	Date of Acquisition	Shares	Cost	Value

Common Stocks

Ascent CNR Corp., Class A	4/25/16, 11/16/16	32,029,863	$18,931	$6,726,271

HF Holdings, Inc.	10/27/09	3,400	182,661	194,208

New Cotai Participation Corp., Class B	4/12/13	36	1,111,500	0

Nine Point Energy Holdings, Inc.	7/15/14, 10/21/14	157,059	7,228,624	0

Total Common Stocks			$8,541,716	$6,920,479

Convertible Preferred Stocks

Nine Point Energy Holdings, Inc., Series A, 12.00%	5/26/17	2,928	$2,928,000	$0

Total Convertible Preferred Stocks			$2,928,000	$0

34

Eaton Vance

Income Fund of Boston

October 31, 2020

Notes to Financial Statements — continued

Description	Date of Acquisition	Shares	Cost	Value

Miscellaneous

PGP Investors, LLC, Membership Interests	10/23/12, 2/18/15 4/23/18	45,488	$3,662,854	$15,598,423

Total Miscellaneous			$3,662,854	$15,598,423

Total Restricted Securities			$15,132,570	$22,518,902

9  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2020 is included in the Portfolio of Investments. At October 31, 2020, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

The Fund is subject to foreign exchange risk in the normal course of pursuing its investment objective. Because the Fund holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Fund enters into forward foreign currency exchange contracts.

The Fund enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund’s net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those derivatives in a liability position. At October 31, 2020, the Fund had no open derivatives with credit-related contingent features in a net liability position.

The over-the-counter (OTC) derivatives in which the Fund invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Fund of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Fund, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Fund as collateral, if any, are identified as such in the Portfolio of Investments.

35

Eaton Vance

Income Fund of Boston

October 31, 2020

Notes to Financial Statements — continued

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is foreign exchange risk at October 31, 2020 was as follows:

	Fair Value
Derivative	Asset Derivative		Liability Derivative

Forward foreign currency exchange contracts	$1,441,442	(1)	$—

Total Derivatives subject to master netting or similar agreements	$1,441,442		$—

(1)	Statement of Assets and Liabilities location: Receivable for open forward foreign currency exchange contracts.

The Fund’s derivative assets at fair value by type, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following table presents the Fund’s derivative assets by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Fund for such assets as of October 31, 2020.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)

Bank of America, N.A.	$387,074	$—	$—	$(387,074)	$—

Citibank, N.A.	350,135	—	—	—	350,135

Goldman Sachs International	354,686	—	—	(320,000)	34,686

State Street Bank and Trust Company	349,547	—	(349,547)	—	—

	$1,441,442	$—	$(349,547)	$(707,074)	$384,821

(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is foreign exchange risk for the year ended October 31, 2020 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)

Forward foreign currency exchange contracts	$(7,115,091)	$1,866,920

(1)	Statement of Operations location: Net realized gain (loss) – Forward foreign currency exchange contracts and Forward foreign currency exchange contracts allocated from Portfolio.

(2)

Statement of Operations location: Change in unrealized appreciation (depreciation) – Forward foreign currency exchange contracts and Forward foreign currency exchange contracts allocated from Portfolio.

The average notional amount of forward foreign currency exchange contracts (based on the absolute value of notional amounts of currency purchased and currency sold) outstanding during the year ended October 31, 2020, including forward foreign currency exchange contracts entered into by both the Fund and the Portfolio during the period the Fund was investing in the Portfolio, which is indicative of the volume of this derivative type, was approximately $186,122,000.

10  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in an $800 million unsecured line of credit agreement with a group of banks, which is in effect through October 26, 2021. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2020, an upfront fee and arrangement fee totaling $950,000

36

Eaton Vance

Income Fund of Boston

October 31, 2020

Notes to Financial Statements — continued

was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended October 31, 2020.

11  Investments in Affiliated Funds

At October 31, 2020, the value of the Fund’s investment in affiliated funds was $156,720,062, which represents 2.5% of the Fund’s net assets. Transactions in affiliated funds by the Portfolio for the period from November 1, 2019 through June 12, 2020 and by the Fund for the period from June 15, 2020 through October 31, 2020, were as follows:

Name of affiliated fund	Value, beginning of period	Purchases(1)	Sales proceeds(1)	Net realized gain (loss)(1)	Change in unrealized appreciation (depreciation)(1)	Value, end of period	Dividend income(1)	Units, end of period

Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC	$241,183,697	$2,390,609,097	$(2,475,094,095)	$40,779	$(19,416)	$156,720,062	$1,931,608	156,720,062

(1)	Includes amounts for transactions at both the Fund and allocated from the Portfolio for the period while the Fund was investing in the Portfolio.

12  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2020, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3*	Total

Corporate Bonds & Notes	$—	$5,647,902,195	$—	$5,647,902,195

Senior Floating-Rate Loans (Less Unfunded Loan Commitments)	—	301,408,191	—	301,408,191

Convertible Bonds	—	12,254,693	—	12,254,693

Common Stocks	7,332,550	1,991,836	6,920,479	16,244,865

Convertible Preferred Stocks	19,645,076	—	0	19,645,076

Exchange-Traded Funds	144,790,800	—	—	144,790,800

Preferred Stocks	19,694,547	—	—	19,694,547

Miscellaneous	—	—	15,598,423	15,598,423

Short-Term Investments	—	156,720,062	—	156,720,062

Total Investments	$191,462,973	$6,120,276,977	$22,518,902	$6,334,258,852

37

Eaton Vance

Income Fund of Boston

October 31, 2020

Notes to Financial Statements — continued

Asset Description	Level 1	Level 2	Level 3*	Total

Forward Foreign Currency Exchange Contracts	$—	$1,441,442	$—	$1,441,442

Total	$191,462,973	$6,121,718,419	$22,518,902	$6,335,700,294

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2020 is not presented.

13  Risks and Uncertainties

Credit Risk

The Fund primarily invests in lower rated and comparable quality unrated high yield securities. These investments have different risks than investments in debt securities rated investment grade. Risk of loss upon default by the borrower is significantly greater with respect to such debt than with other debt securities because these securities are generally unsecured and are more sensitive to adverse economic conditions, such as recession or increasing interest rates, than are investment grade issuers.

Pandemic Risk

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Fund’s performance, or the performance of the securities in which the Fund invests.

14  Additional Information

On October 8, 2020, Morgan Stanley and Eaton Vance Corp. (“Eaton Vance”) announced that they had entered into a definitive agreement under which Morgan Stanley would acquire Eaton Vance. Under the Investment Company Act of 1940, as amended, consummation of this transaction may be deemed to result in the automatic termination of an Eaton Vance Fund’s investment advisory agreement, and, where applicable, any related sub-advisory agreement. On November 24, 2020, the Fund’s Board approved a new investment advisory agreement and a new sub-advisory agreement. The new investment advisory agreement and new sub-advisory agreement will be presented to Fund shareholders for approval, and, if approved, would take effect upon consummation of the transaction. Shareholders of record of the Fund at the close of business on December 11, 2020 are entitled to be present and vote at a joint special meeting of shareholders to be held on February 18, 2021 and at any adjournments or postponements thereof.

38

Eaton Vance

Income Fund of Boston

October 31, 2020

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Series Trust II and Shareholders of Eaton Vance Income Fund of Boston:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Income Fund of Boston (the “Fund”) (one of the funds constituting Eaton Vance Series Trust II), including the portfolio of investments, as of October 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities and senior loans owned as of October 31, 2020, by correspondence with the custodian, brokers and selling or agent banks; when replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 21, 2020

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

39

Eaton Vance

Income Fund of Boston

October 31, 2020

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2021 will show the tax status of all distributions paid to your account in calendar year 2020. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

40

Eaton Vance

Income Fund of Boston

October 31, 2020

Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.

At a meeting of the Fund’s Board of Trustees/Directors, the Committee provided a written report to the Fund’s Board of Trustees/Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period December 1, 2018 through December 31, 2019 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

41

Eaton Vance

Income Fund of Boston

October 31, 2020

Management and Organization

Fund Management.  The Trustees of Eaton Vance Series Trust II (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 143 portfolios (with the exception of Messrs. Faust and Wennerholm and Ms. Frost who oversee 142 portfolios) in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Trust Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 142 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Other Directorships in the Last Five Years. Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Other Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Director of Groupon, Inc. (e-commerce provider) (since April 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020).

42

Eaton Vance

Income Fund of Boston

October 31, 2020

Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson) and 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Trustee	2018

Private investor, researcher and lecturer. Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Director (since 2016) and

Chairman (since 2019) of New Hampshire Municipal Bond Bank.

Marcus L. Smith 1966	Trustee	2018

Private investor. Member of Posse Boston Advisory Board (foundation) (since 2015). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2018). Formerly, Director of Hagerty Holding Corp. (insurance and reinsurance) (2015-2018). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Scott E. Wennerholm 1959	Trustee	2016

Private Investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

Name and Year of Birth	Trust Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Eric A. Stein 1980	President	2020	Vice President and Chief Investment Officer, Fixed Income of EVM and BMR. Prior to November 1, 2020, Mr. Stein was a co-Director of Eaton Vance’s Global Income Investments. Also Vice President of Calvert Research and Management (“CRM”).

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

43

Eaton Vance

Income Fund of Boston

October 31, 2020

Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

44

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each entity listed below has adopted a privacy policy and procedures (“Privacy Program”) Eaton Vance believes is reasonably designed to protect your personal information and to govern when and with whom Eaton Vance may share your personal information.

•

At the time of opening an account, Eaton Vance generally requires you to provide us with certain information such as name, address, social security number, tax status, account numbers, and account balances. This information is necessary for us to both open an account for you and to allow us to satisfy legal requirements such as applicable anti-money laundering reviews and know-your-customer requirements.

•

On an ongoing basis, in the normal course of servicing your account, Eaton Vance may share your information with unaffiliated third parties that perform various services for Eaton Vance and/or your account. These third parties include transfer agents, custodians, broker/dealers and our professional advisers, including auditors, accountants, and legal counsel. Eaton Vance may additionally share your personal information with our affiliates.

•	We believe our Privacy Program is reasonably designed to protect the confidentiality of your personal information and to prevent unauthorized access to that information.

•

We reserve the right to change our Privacy Program at any time upon proper notification to you. You may want to review our Privacy Program periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of protecting your personal information applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, and Calvert Funds. This Privacy Notice supersedes all previously issued privacy disclosures. For more information about our Privacy Program or about how your personal information may be used, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

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Investment Adviser

Boston Management and Research

Two International Place

Boston, MA 02110

Investment Sub-Adviser

Eaton Vance Advisers International Ltd.

125 Old Broad Street

London, EC2N 1AR

United Kingdom

Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

443    10.31.20

Item 2.	Code of Ethics

The registrant (sometimes referred to as the “Fund”) has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3.	Audit Committee Financial Expert

The registrant’s Board of Trustees (the “Board”) has designated George J. Gorman and William H. Park, each an independent trustee, as audit committee financial experts. Mr. Gorman is a certified public accountant who is the Principal at George J. Gorman LLC (a consulting firm). Previously, Mr. Gorman served in various capacities at Ernst & Young LLP (a registered public accounting firm), including as Senior Partner. Mr. Gorman also has experience serving as an independent trustee and audit committee financial expert of other mutual fund complexes. Mr. Park is a certified public accountant who is a private investor. Previously, he served as a consultant, as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm).

Item 4.	Principal Accountant Fees and Services

Eaton Vance Income Fund of Boston (the “Fund”) is a series of Eaton Vance Series Trust II (the “Trust”), a Massachusetts business trust, which, including the Fund, contains a total of 2 series (the “Series”). The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. This Form N-CSR relates to the Fund’s annual report.

(a)-(d)

The following table presents the aggregate fees billed to the fund for the fund’s fiscal years ended October 31, 2019 and October 31, 2020 by the registrant’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the fund’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Eaton Vance Income Fund of Boston Fiscal Years Ended	10/31/19	10/31/20
Audit Fees	$26,850	$90,350
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$13,632	$14,791
All Other Fees(3)	$0	$0

Total	$40,482	$105,141

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other tax related compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

The various Series comprising the Trust have differing fiscal year ends (October 31 or June 30). The following table presents the aggregate audit, audit-related, tax, and other fees billed to all of the Series in the Trust by D&T for the last two fiscal years of each Series.

Fiscal Years Ended	6/30/19		10/31/19	6/30/20	10/31/20
Audit Fees	$79,250		$26,850	$79,250	$90,350
Audit-Related Fees(1)	$0		$0	$0	$0
Tax Fees(2)	$20,977		$13,632	$13,667	$14,791
All Other Fees(3)	$0		$0	$0	$0

Total	$100,277	(4)	$40,482	$92,917	$105,141

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other tax related compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.
(4)	Fees are paid by the Fund’s administrator pursuant to the terms of its administrative services agreement.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to all of the Series in the Trust by D&T for the last two fiscal years of each series; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the last two fiscal years of each Series.

Fiscal Years Ended	6/30/19	10/31/19	6/30/20	10/31/20
Registrant(1)	$20,977	$13,632	$13,667	$14,791
Eaton Vance(2)	$60,130	$59,903	$103,703	$51,800

(1)	Includes all of the Series of the Trust. During the fiscal years reported above, certain of the Funds were “feeder” funds in a “master-feeder” fund structure or funds of funds.
(2)	Various subsidiaries of Eaton Vance Corp. act in either an investment advisory and/or service provider capacity with respect to the Series and/or their respective “master” funds (if applicable).

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders

No material changes.

Item 11.	Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13.	Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Series Trust II

By:	/s/ Eric A. Stein
Eric A. Stein
President

Date:	December 21, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	December 21, 2020

By:	/s/ Eric A. Stein
Eric A. Stein
President

Date:	December 21, 2020